EXHIBIT 99.1

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                      March 1, 2005
Securitized Asset Backed Receivables LLC Trust 2005-OP1
--------------------------------------------------------------------------------


                    SECURITIZED ASSET BACKED RECEIVABLES LLC

                              NEW ISSUE TERM SHEET

                           $472,388,000(approximate)

--------------------------------------------------------------------------------

             Securitized Asset Backed Receivables LLC Trust 2005-OP1
                                     Issuer

                    Securitized Asset Backed Receivables LLC
                                    Depositor

                         Option One Mortgage Corporation
                             Originator and Servicer



               Mortgage Pass-Through Certificates, Series 2005-OP1




--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Te rm Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contai ned herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice , and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supple ment ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services a nd Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ( FSA') and member of the London Stock Exchange.



[LOGO BARCLARYS CAPITAL]
                                        1

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Barclays Capital - Asset Securitization Group                      March 1, 2005
Securitized Asset Backed Receivables LLC Trust 2005-OP1
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Transaction Summary

-----------------------------------------------------------------------------------------------------------------------------------
                        Expected Ratings                       Avg. Life to    Mod. Dur. to       Payment       Initial Credit
           Expected      (S&P/Moody's/             Interest       Call/           Call/          Window to       Enhancement
 Class     Amount(1)         Fitch)        Index     Type     Mty(yrs)(2)(3)    Mty(yrs)(2)   (Call/Mty(2)(3)      Level(5)
-----------------------------------------------------------------------------------------------------------------------------------
 A-1A     639,979,000     AAA/Aaa/AAA                               ***Not Offered - 144A Private Placement***
 A-1B     159,995,000     AAA/Aaa/AAA                               ***Not Offered - 144A Private Placement***

A-2A(6)   127,428,000     AAA/Aaa/AAA       1mL    Floating     1.00/1.00         0.99/0.99   04/05 - 04/07/             21.00%
                                                                                               04/05 - 04/07

 A-2B      64,404,000     AAA/Aaa/AAA       1mL    Floating     3.00/3.00         2.87/2.87   04/07 - 11/09/             21.00%
                                                                                               04/07 - 11/09

 A-2C      50,357,000     AAA/Aaa/AAA       1mL    Floating     6.87/8.32         6.17/7.21   11/09 - 03/13/             21.00%
                                                                                               11/09 - 11/22

  M-1      42,214,000     AA+/Aa1/AA+       1mL    Floating     5.36/5.93         4.88/5.29   08/08 - 03/13/             17.80%
                                                                                               08/08 - 02/20

  M-2      67,938,000      AA/Aa2/AA        1mL    Floating     5.33/5.88         4.85/5.25   06/08 - 03/13/             12.65%
                                                                                               06/08 - 08/19

  M-3      66,619,000        A/A2/A         1mL    Floating     5.31/5.80         4.79/5.14   05/08 - 03/13/              7.60%
                                                                                               05/08 - 07/18

  M-4      18,469,000       A-/A3/A-        1mL    Floating     5.30/5.72         4.77/5.08   05/08 - 03/13/              6.20%
                                                                                               05/08 - 11/16

  B-1      13,852,000     BBB+/Baa1/A-      1mL    Floating     5.29/5.66         4.68/4.94   04/08 - 03/13/              5.15%
                                                                                               04/08 - 03/16

  B-2      11,213,000    BBB/Baa2/BBB+      1mL    Floating     5.29/5.60         4.67/4.89   04/08 - 03/13/              4.30%
                                                                                               04/08 - 08/15

  B-3       9,894,000    BBB-/Baa3/BBB      1mL    Floating     5.29/5.52         4.58/4.74   04/08 - 03/13/              3.55%
                                                                                               04/08 - 01/15
  B-4      13,192,000     BB+/Ba1/BBB-                              ***Not Offered - 144A Private Place ment***
-----------------------------------------------------------------------------------------------------------------------------------


      (1)   Subject to a variance of plus or minus 5%.
      (2)   Pricing will assume the 10% optional clean- up call is exercised.
      (3) Based on 100% of the applicable prepayment assumption. Summary of Terms. See
      (4)   Assumes pricing at par.
      (5)   Includes 2.55% overcollateralization.
      (6) Legal final distribution date occurs in March, 2014 for the Class A-2A certificates; Legal final distribution date for all other certificates will be in January, 2035.

The Class A-2A, Class A-2B, Class A-2C, Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2 and Class B-3 certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all Sales of the Offered Certificates may not be consummated unless the purchaser has respects. received the Prospectus.

PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

Summary of Terms
Issuer:                 Securitized Asset Backed Receivables LLC Trust 2005-OP1

Depositor:              Securitized Asset Backed Receivables LLC

Originator:             Option One Mortgage Corporation

Servicer:               Option One Mortgage Corporation

Trustee:                Wells Fargo Bank, National Association

Sole Manager:           Barclays Capital Inc.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Te rm Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Information has been prepared by Asset Backed Receivables LLC, the depositor of the assets to the an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as The Issuer, is to whether the Information is accurate, complete, or up-to-date. Information contained herein is preliminary and has been prepared solely Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement for information purposes. and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market The Information and the assumptions on which it is conditions, structure, collateral, and other matters. based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice , and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment Any investment decision should be based solely on the data in the prospectus and the prospectus supple ment ("Offering whatsoever. Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services a nd Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in The investments to which it relates are available only to such such persons. matters relating to investments. persons and will be entered into only with Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ( FSA') and member of the London Stock Exchange.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                      March 1, 2005
Securitized Asset Backed Receivables LLC Trust 2005-OP1
--------------------------------------------------------------------------------


Summary of Terms (cont'd)

Rating Agencies:                S&P/Moody's/Fitch

Offered Certificates:           The Class A-2A, A-2B, A-2C, M-1, M-2, M-3, M-4,
                                B-1, B-2 and B-3 certificates.

LIBOR Certificates:             The Class A-1A, Class A-1B and Class B-4
                                certificates and the Offered Certificates.

Expected Closing Date:          March 24, 2005

Delivery:                       DTC, Euroclear and Clearstream.

Distribution Dates:             The 25th of each month, or if such day is not a
                                business day, on the next business day,
                                beginning in April 2005.

Final Scheduled Distribution
Date: For the Class A-2A Certificates, the Distribution Date occurring in March 2014, and for all other remaining LIBOR Certificates, the Distribution Date occurring in January 2035.

Due Period:                     With respect to any Distribution Date, the
                                period commencing on the second day of the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which that Distribution Date occurs.

Prepayment Period:              With respect to any Distribution Date, the
                                period commencing on the 16th day of the month preceding the month in which such Distribution
                                Date occurs (or in the case of the first
                                Distribution Date, commencing on the Cut-off
                                Date), and ending on the 15th day of the month in which such Distribution Date occurs.

Interest Accrual Period:        With respect to any Distribution Date, the
                                period commencing on the immediately preceding
                                Distribution Date (or, for the initial
                                Distribution Date, the Closing Date) and ending on the day immediately preceding the current
                                Distribution Date.

Accrued Interest:               The price to be paid by investors for the
                                Offered Certificates will not include accrued interest, and therefore will settle flat.

Interest Day Count:             Actual/360.

Interest Payment Delay:         Zero days

Cut-off Date:                   March 1, 2005

Tax Status:                     The Offered Certificates will be treated as
                                "regular interests" in a REMIC for federal income tax purposes.

ERISA Eligibility:              The Offered Certificates are expected to be
                                ERISA eligible.

SMMEA Eligibility:              The Offered Certificates are not expected to
                                constitute "mortgage related securities" for purposes of SMMEA.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Te rm Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contai ned herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice , and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supple ment ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services a nd Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ( FSA') and member of the London Stock Exchange.

[LOGO BARCLARYS CAPITAL]

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Barclays Capital - Asset Securitization Group                      March 1, 2005
Securitized Asset Backed Receivables LLC Trust 2005-OP1
--------------------------------------------------------------------------------


Summary of Terms (cont'd)

Class A Certificate Group:      Either the Class A-1 Certificates or Class A-2
                                Certificates, as applicable.

Class A Certificates:           Collectively, the Class A-1 and Class A-2
                                Certificates.

Class A-1 Certificates:         Collectively, the Class A-1A and Class A-1B
                                certificates.

Class A-2 Certificates:         Collectively, the Class A-2A, Class A-2B and
                                Class A-2C certificates.

Class M Certificates:           Collectively, the Class M-1, Class M-2, Class
                                M-3 and Class M-4 certificates.

Class B Certificates:           Collectively, the Class B-1, Class B-2, Class
                                B-3 and Class B-4 certificates.

Mortgage Loans:                 The mortgage loans to be included in the trust
                                will be primarily adjustable- and fixed-rate sub-prime mortgage loans secured by first-lien and second-lien mortgages or deeds of trust on residential real properties. All of the mortgage loans were purchased by an affiliate of the depositor from Option One Mortgage Corporation or its affiliates. On the Closing Date, the trust will acquire the mortgage loans. The aggregate scheduled principal balance of the mortgage loans as of the Cut-off Date will be approximately $1,319,193,830. Approximately
                                74.18% of the mortgage loans are adjustable-rate mortgage loans and approximately 25.82% are fixed-rate mortgage loans. Approximately 99.07% of the mortgage loans are first-lien mortgage loans, and approximately 0.93% of the mortgage loans are second-lien mortgage loans. The information regarding the mortgage loans set forth below that is based on the principal balance of the mortgage loans as of the Cut-off
                                Date assumes the timely receipt of principal scheduled to be paid on the mortgage loans on or prior to the Cut-off Date and no delinquencies, defaults or prepayments, with the exception of 30- to 59-day delinquencies comprising 1.79% of the aggregate scheduled principal balance of the mortgage loans on the Cut-off Date. See the attached collateral descriptions for additional information on the initial mortgage loans as of the Cut-off Date.

Group I Mortgage Loans:         Approximately $1,013 million of mortgage loans
                                that have original principal balances that conform to the original principal balance limits for one- to four- family residential mortgage loan guidelines for purchase adopted by Freddie
                                Mac and Fannie Mae.

Group II Mortgage Loans:        Approximately $307 million of mortgage loans
                                that may or may not have original principal balances that do conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase adopted by Freddie Mac and Fannie Mae.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Te rm Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contai ned herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice , and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supple ment ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services a nd Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ( FSA') and member of the London Stock Exchange.


[LOGO BARCLARYS CAPITAL]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                      March 1, 2005
Securitized Asset Backed Receivables LLC Trust 2005-OP1
--------------------------------------------------------------------------------

Summary of Terms (cont'd)

Monthly Servicer Advances:      The Servicer will be obligated to advance its
                                own funds in an amount equal to the aggregate of all payments of principal and interest (net of servicing fees), as applicable, that were due during the related Due Period on the mortgage loans and not received by the related determination date. Advances are required to be made only to the extent they are deemed by the Servicer to be recoverable from related late collections, insurance proceeds, condemnation proceeds, liquidation proceeds or subsequent recoveries.

Servicing Fee Rate:             The servicing fee rate with respect to each
                                mortgage loan will be (a) for months 1-10 following the closing date, 0.30% per annum, (b) for months 11-30 following the closing date, 0.40% per annum, and (c) from and after the 31st month following the closing date, 0.65% per annum.

Pricing Prepayment Speed:       Fixed Rate Mortgage Loans: CPR starting at
                                approximately 1.533% CPR in month 1 and
                                increasing to 23% CPR in month 15 (23%/15
                                increase for each month), and remaining at 23%
                                CPR thereafter.

                                ARM Mortgage Loans: 25% CPR.


Credit Enhancement:             The credit enhancement provided for the benefit
                                of the holders of the certificates consists solely of: (a) the use of excess interest to cover losses on the mortgage loans and as a distribution of principal to maintain overcollateralization; (b) the subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates; and (c) the allocation of losses to the most subordinate classes of certificates.

Senior Enhancement
Percentage:                     For any Distribution Date, the percentage
                                obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balances of the Class M and Class B Certificates and (ii) the
                                Subordinated Amount (in each case after taking into account the distributions of the related
                                Principal Distribution Amount for that
                                Distribution Date) by (y) the aggregate Stated
                                Principal Balance of the mortgage loans for that Distribution Date.




--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Te rm Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contai ned herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice , and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supple ment ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services a nd Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ( FSA') and member of the London Stock Exchange.


[LOGO BARCLARYS CAPITAL]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                      March 1, 2005
Securitized Asset Backed Receivables LLC Trust 2005-OP1
--------------------------------------------------------------------------------

Summary of Terms (cont'd)

Stepdown Date:                  The later to occur of:

                                  (i)  the earlier to occur of:

                                     (a) the Distribution Date in April 2008 and
                                     (b) the Distribution Date following the
                                         Distribution Date on which the
                                         aggregate Class Certificate Balances of
                                         the Class A Certificates have been
                                         reduced to zero; and

                                  (ii) the first Distribution Date on which the
                                       Senior Enhancement Percentage (calculated for this purpose only after taking into account payments of principal applied to reduce the Stated Principal Balance of the mortgage loans for that Distribution Date but prior to any applications of Principal Distribution Amount to the certificates) is greater than or equal to the Specified Senior Enhancement Percentage (approximately 42.00%).

Trigger Event:                  Either a Cumulative Loss Trigger Event or a
                                Delinquency Trigger Event.

Delinquency Trigger Event:      With respect to any Distribution Date, the
                                circumstances in which the quotient (expressed as a percentage) of (x) the rolling three-month average of the aggregate unpaid principal balance of mortgage loans that are 60 days or more delinquent (including mortgage loans in foreclosure, mortgage loans related to REO property and mortgage loans where the mortgagor has filed for bankruptcy) and (y) the aggregate unpaid principal balance of the mortgage loans as of the last day of the related Due Period, equals or exceeds 38.00% of the prior period's
                                Senior Enhancement Percentage.

Cumulative Loss Trigger Event:  With respect to any Distribution Date, the circumstances in which the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Due Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date exceeds the applicable percentages described below with respect to such Distribution Date.


                                Distribution Date Occurring in      Loss Percentage
                                ------------------------------      ---------------

                                April 2008 through March 2009       2.750% for the first month,
                                                                    plus an additional 1/12th of
                                                                    1.500% for each month
                                                                    thereafter (e.g., 3.500% in
                                                                    October 2008)
                                April 2009 through March 2010       4.250% for the first month,
                                                                    plus an additional 1/12th of
                                                                    1.250% for each month
                                                                    thereafter (e.g., 4.875% in
                                                                    October 2009)
                                April 2010 through March 2011       5.500% for the first month,
                                                                    plus an additional 1/12th of
                                                                    0.750% for each month
                                                                    thereafter (e.g., 5.875% in
                                                                    October 2010)
                                April 2011 and thereafter           6.250%

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Te rm Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contai ned herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice , and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supple ment ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services a nd Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ( FSA') and member of the London Stock Exchange.


[LOGO BARCLARYS CAPITAL]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                      March 1, 2005
Securitized Asset Backed Receivables LLC Trust 2005-OP1
--------------------------------------------------------------------------------


Summary of Terms (cont'd)


Class A-2A Turbo Trigger
Event: With respect to any Distribution Date beginning with the Distribution Date in March 2012, until the Class Certificate Balance of the Class A-2A certificates is reduced to zero, a Class A-2A Turbo Trigger Event if the Class Certificate Balance of the Class A-2A certificates (after application of the Principal Distribution Amount) on that Distribution Date exceeds a specified amount for such Distribution Date, as set forth on the attached Class A-2A Trigger Balance Schedule.

Sequential Trigger Event:       With respect to any Distribution Date, before
                                the 37th Distribution Date, the aggregate amount of realized losses incurred since the Cut-off
                                Date through the last day of the related Due
                                Period divided by the aggregate Stated Principal
                                Balance of the mortgage loans as of the Cut-off
                                Date exceeds 2.75%, or if, on or after the 37th
                                Distribution Date, a Trigger Event is in effect.

Optional Clean-up Call:         The majority Class X certificateholders may, at
                                their option, purchase the mortgage loans and REO properties and terminate the trust on any Distribution Date when the aggregate Stated
                                Principal Balance of the mortgage loans, as of the last day of the related due period, is equal to or less than 10% of the aggregate Stated
                                Principal Balance of the mortgage loans as of the Cutoff Date.

Credit Enhancement
Percentage:                     Initial Credit          Target Credit
                                  Enhancement            Enhancement
                                ----------------        -------------

                                Class A: 21.00%         Class A: 42.00%
                                Class M-1: 17.80%       Class M-1: 35.60%
                                Class M-2: 12.65%       Class M-2: 25.30%
                                Class M-3: 7.60%        Class M-3: 15.20%
                                Class M-4: 6.20%        Class M-4: 12.40%
                                Class B-1: 5.15%        Class B-1: 10.30%
                                Class B-2: 4.30%        Class B-2: 8.60%
                                Class B-3: 3.55%        Class B-3: 7.10%
                                Class B-4: 2.55%        Class B-4: 5.10%

Step-up Coupons:                For all LIBOR Certificates the interest rate
                                will increase after the Optional Clean-up Call date, should the call not be exercised. At that time, the Class A fixed margins will be 2x their respective initial fixed margin and the Class M and Class B fixed margins will be 1.5x their respective initial fixed margins.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Te rm Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contai ned herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice , and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supple ment ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services a nd Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ( FSA') and member of the London Stock Exchange.


[LOGO BARCLARYS CAPITAL]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                      March 1, 2005
Securitized Asset Backed Receivables LLC Trust 2005-OP1
--------------------------------------------------------------------------------

Summary of Terms (cont'd)

Class A-1A certificates Pass-
Through Rate:                   The Class A-1A certificates will accrue interest
                                at a per annum rate equal to the lesser of:

                                  (i) one-month LIBOR plus [ ] bps ([ ] bps
                                      after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                                  (ii) the Group I Loan Cap.

Class A-1B certificates Pass-
Through Rate:                   The Class A-1B certificates will accrue interest
                                at a per annum rate equal to the lesser of:

                                  (i) one-month LIBOR plus [ ] bps ([ ] bps
                                      after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                                  (ii) the Group I Loan Cap.

Class A-2A certificates Pass-
Through Rate:                   The Class A-2A certificates will accrue interest
                                at a per annum rate equal to the lesser of:

                                  (i) one-month LIBOR plus [ ] bps ([ ] bps
                                      after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                                  (ii) the Group II Loan Cap.

Class A-2B certificates Pass-
Through Rate:                   The Class A-2B certificates will accrue interest
                                at a per annum rate equal to the lesser of:

                                  (i) one-month LIBOR plus [ ] bps ([ ] bps
                                      after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                                  (ii) the Group II Loan Cap.

Class A-2C certificates Pass-
Through Rate:                   The Class A-2C certificates will accrue interest
                                at a per annum rate equal to the lesser of:

                                  (i) one-month LIBOR plus [ ] bps ([ ] bps
                                      after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                                  (ii) the Group II Loan Cap.

Class M-1 Pass-Through Rate:    The Class M-1 certificates will accrue interest
                                at a per annum rate equal to the lesser of:

                                  (i) one-month LIBOR plus [ ] bps ([ ] bps
                                      after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                                  (ii) the Pool Cap.

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Te rm Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contai ned herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice , and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supple ment ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services a nd Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ( FSA') and member of the London Stock Exchange.


[LOGO BARCLARYS CAPITAL]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                      March 1, 2005
Securitized Asset Backed Receivables LLC Trust 2005-OP1
--------------------------------------------------------------------------------

Summary of Terms (cont'd)

Class M-2 Pass-Through Rate:    The Class M-2 certificates will accrue interest
                                at a per annum rate equal to the lesser of:

                                  (i) one-month LIBOR plus [ ] bps ([ ] bps
                                      after the first Distribution Date on which the Optional Clean-up Call is exercisable and

                                  (ii) the Pool Cap.

Class M-3 Pass-Through Rate:    The Class M-3 certificates will accrue interest
                                at a per annum rate equal to the lesser of:

                                  (i) one-month LIBOR plus [ ] bps ([ ] bps
                                      after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                                  (ii) the Pool Cap.

Class M-4 Pass-Through Rate:    The Class M-4 certificates will accrue interest
                                at a per annum rate equal to the lesser of:

                                  (i) one-month LIBOR plus [ ] bps ([ ] bps
                                      after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                                  (ii) the Pool Cap.

Class B-1 Pass-Through Rate:    The Class B-1 certificates will accrue interest
                                at a per annum rate equal to the lesser of:

                                  (i) one-month LIBOR plus [ ] bps ([ ] bps
                                      after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                                  (ii) the Pool Cap.

Class B-2 Pass-Through Rate:    The Class B-2 certificates will accrue interest
                                at a per annum rate equal to the lesser of:

                                  (i) one-month LIBOR plus [ ] bps ([ ] bps
                                      after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                                  (ii) the Pool Cap.

Class B-3 Pass-Through Rate:    The Class B-3 certificates will accrue interest
                                at a per annum rate equal to the lesser of:

                                  (i) one-month LIBOR plus [ ] bps ([ ] bps
                                      after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                                  (ii) the Pool Cap.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Te rm Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contai ned herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice , and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supple ment ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services a nd Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ( FSA') and member of the London Stock Exchange.


[LOGO BARCLARYS CAPITAL]
                                       9

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                      March 1, 2005
Securitized Asset Backed Receivables LLC Trust 2005-OP1
--------------------------------------------------------------------------------

Summary of Terms (cont'd)

Class B-4 Pass-Through Rate:    The Class B-4 certificates will accrue interest
                                at a per annum rate equal to the lesser of:

                                  (i) one-month LIBOR plus [ ] bps ([ ] bps
                                      after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                                  (ii) the Pool Cap.

Group I Loan Cap:               Product of:

                                  (i) the weighted average of the mortgage rates
                                      for each Group I Mortgage Loan (in each
                                      case, less the applicable Expense Fee
                                      Rate) then in effect on the beginning of the related Due Period and

                                  (ii) a fraction, the numerator of which is 30
                                      and the denominator of which is the actual number of days in the related Interest Accrual Period.

Group II Loan Cap:              Product of:

                                  (i) the weighted average of the mortgage rates
                                      for each Group II Mortgage Loan (in each case, less the applicable Expense Fee
                                      Rate) then in effect on the beginning of the related Due Period and

                                  (ii) a fraction, the numerator of which is 30
                                      and the denominator of which is the actual number of days in the related Interest Accrual Period.

Pool Cap:                       Product of:

                                  (i) the weighted average of (x) the mortgage
                                      rates for each group I mortgage loan (in each case, less the applicable Expense Fee
                                      Rate) and (y) the mortgage rates for each group II mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period, in each case weighted on the basis of the related Group Subordinate Amount and

                                  (ii) a fraction, the numerator of which is 30
                                      and the denominator of which is the actual number of days in the related Interest Accrual Period.

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Te rm Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contai ned herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice , and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supple ment ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services a nd Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ( FSA') and member of the London Stock Exchange.


[LOGO BARCLARYS CAPITAL]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                      March 1, 2005
Securitized Asset Backed Receivables LLC Trust 2005-OP1
--------------------------------------------------------------------------------


Summary of Terms (cont'd)

Group Subordinate Amount:       For any Distribution Date,

                                  (i)  for the Group I Mortgage Loans, will be
                                       equal to the excess of the aggregate
                                       principal balance of the Group I Mortgage
                                       Loans as of the beginning of the related
                                       Due Period over the Class Certificate
                                       Balance of the Class A-1 Certificates
                                       immediately prior to such Distribution
                                       Date and

                                  (ii) for the Group II Mortgage Loans, will be
                                       equal to the excess of the aggregate
                                       principal balance of the Group II
                                       Mortgage Loans as of the beginning of the related Due Period over the Class Certificate Balance of the Class A-2 Certificates immediately prior to such Distribution Date.

Basis Risk Carry Forward
Amount: On any Distribution Date and for any class of LIBOR Certificates is the sum of:

                                (x) the excess of:

                                  (i)  the amount of interest that class of
                                       certificates would have been entitled to receive on that Distribution Date had the Pass-Through Rate not been subject to the Group I Loan Cap, the Group II Loan Cap or the Pool Cap, as applicable, over

                                  (ii) the amount of interest that class of
                                       certificates received on that
                                       Distribution Date based on the Group I
                                       Loan Cap, the Group II Loan Cap, or the
                                       Pool Cap, as applicable, and

                                (y)  the unpaid portion of any such excess
                                     described in clause (x) from prior
                                     Distribution Dates (and related accrued
                                     interest at the then applicable
                                     Pass-Through Rate on that class of
                                     certificates, without giving effect to the Group I Loan Cap, the Group II Loan Cap or the Pool Cap, as applicable).


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Te rm Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contai ned herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice , and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supple ment ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services a nd Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ( FSA') and member of the London Stock Exchange.


[LOGO BARCLARYS CAPITAL]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                      March 1, 2005
Securitized Asset Backed Receivables LLC Trust 2005-OP1
--------------------------------------------------------------------------------


Summary of Terms (cont'd)

Interest Distributions on the
LIBOR Certificates:             On each Distribution Date and after payments of
                                servicing and trustee fees and other expenses, interest distributions from the Interest
                                Remittance Amount will be allocated as follows:
                                  (i) the portion of the Interest Remittance Amount attributable to the Group I Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any u npaid interest shortfall amounts for such class, as applicable, first, pro rata to the Class A-1 Certificates and second, pro rata to the Class A-2 Certificates;
                                  (ii) the portion of the Interest Remittance Amount attributable to the Group II Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, pro rata to the Class A-2 Certificates and second, pro rata to the Class A-1 Certificates;
                                  (iii)  to the Class M-1 certificates, their
                                         Accrued Certificate Interest;
                                  (iv)   to the Class M-2 certificates, their
                                         Accrued Certificate Interest;
                                  (v)    to the Class M-3 certificates, their
                                         Accrued Certificate Interest;
                                  (vi)   to the Class M-4 certificates, their
                                         Accrued Certificate Interest;
                                  (vii)  to the Class B-1 certificates, their
                                         Accrued Certificate Interest;
                                  (viii) to the Class B-2 certificates, their
                                         Accrued Certificate Interest;
                                  (ix)   to the Class B-3 certificates, their
                                         Accrued Certificate Interest; and
                                  (x)    to the Class B-4 certificates, their
                                         Accrued Certificate Interest.



--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Te rm Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contai ned herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice , and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supple ment ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services a nd Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ( FSA') and member of the London Stock Exchange.


[LOGO BARCLARYS CAPITAL]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                      March 1, 2005
Securitized Asset Backed Receivables LLC Trust 2005-OP1
--------------------------------------------------------------------------------

Summary of Terms (cont'd)

Principal Distribution on the
LIBOR Certificates:             On each Distribution Date (a) prior to the
                                Stepdown Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:
                                   (i)   to the Class A Certificates, allocated
                                         between the Class A Certificates as
                                         described below, until their Class
                                         Certificate Balances have been reduced
                                         to zero;
                                   (ii)  to the Class M-1 certificates, until
                                         their Class Certificate Balance has
                                         been reduced to zero;
                                   (iii) to the Class M-2 certificates, until
                                         their Class Certificate Balance has
                                         been reduced to zero;
                                   (iv)  to the Class M-3 certificates, until
                                         their Class Certificate Balance has
                                         been reduced to zero;
                                   (v)   to the Class M-4 certificates, until
                                         their Class Certificate Balance has
                                         been reduced to zero;
                                   (vi)  to the Class B-1 certificates, until
                                         their Class Certificate Balance has
                                         been reduced to zero;
                                   (vii) to the Class B-2 certificates, until
                                         their Class Certificate Balance has
                                         been reduced to zero;
                                   (viii) to the Class B-3 certificates, until
                                          their Class Certificate Balance has
                                          been reduced to zero; and
                                   (ix)  to the Class B-4 certificates, until
                                         their Class Certificate Balance has
                                         been reduced to zero

                                On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:
                                   (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until their Class Certificate Balances have been reduced to zero;
                                   (ii)  to the Class M-1 certificates, the
                                         lesser of the remaining Principal
                                         Distribution Amount and the Class M-1
                                         Principal Distribution Amount, until
                                         their Class Certificate Balance has
                                         been reduced to zero;
                                   (iii) to the Class M-2 certificates, the
                                         lesser of the remaining Principal
                                         Distribution Amount and the Class M-2
                                         Principal Distribution Amount, until
                                         their Class Certificate Balance has
                                         been reduced to zero;
                                   (iv)  to the Class M-3 certificates, the
                                         lesser of the remaining Principal
                                         Distribution Amount and the Class M-3
                                         Principal Distribution Amount, until
                                         their Class Certificate Balance has
                                         been reduced to zero;
                                   (v)   to the Class M-4 certificates, the
                                         lesser of the remaining Principal
                                         Distribution Amount and the Class M-4
                                         Principal Distribution Amount, until
                                         their Class Certificate Balance has
                                         been reduced to zero;

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Te rm Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contai ned herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice , and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supple ment ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services a nd Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ( FSA') and member of the London Stock Exchange.


[LOGO BARCLARYS CAPITAL]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                      March 1, 2005
Securitized Asset Backed Receivables LLC Trust 2005-OP1
--------------------------------------------------------------------------------


Summary of Terms (cont'd)

Principal Distributions on the
LIBOR Certificates (cont'd):    (vi)   to the Class B-1 certificates, the lesser
                                       of the remaining Principal Distribution
                                       Amount and the Class B-1 Principal
                                       Distribution Amount, until their Class
                                       Certificate Balance has been reduced to
                                       zero;
                                (vii)  to the Class B-2 certificates, the lesser
                                       of the remaining Principal Distribution
                                       Amount and the Class B-2 Principal
                                       Distribution Amount, until their Class
                                       Certificate Balance has been reduced to
                                       zero;
                                (viii) to the Class B-3 certificates, the lesser
                                       of the remaining Principal Distribution
                                       Amount and the Class B-3 Principal
                                       Distribution Amount, until their Class
                                       Certificate Balance has been reduced to
                                       zero; and
                                (ix)   to the Class B-4 certificates, the lesser
                                       of the remaining Principal Distribution
                                       Amount and the Class B-4 Principal
                                       Distribution Amount, until their Class
                                       Certificate Balance has been reduced to
                                       zero.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Te rm Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contai ned herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice , and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supple ment ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services a nd Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ( FSA') and member of the London Stock Exchange.


[LOGO BARCLARYS CAPITAL]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                      March 1, 2005
Securitized Asset Backed Receivables LLC Trust 2005-OP1
--------------------------------------------------------------------------------


Summary of Terms (cont'd)

Allocation of Principal
Payments to Class A
Certificates:                   All principal distributions to the holders of
                                the Class A Certificates on any Distribution
                                Date will be allocated concurrently between the Class A-1 Certificates, on the one hand, and the Class A-2 Certificates, on the other hand, based on the Class A Principal Allocation Percentage for the Class A-1 Certificates and the Class A-2
                                Certificates, as applicable. However, if the Class Certificate Balances of the Class A
                                Certificates in either Class A Certificate Group are reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on that Distribution Date, and the amount of those principal distributions distributable on all subsequent Distribution
                                Dates, will be distributed to the holders of the Class A Certificates in the other Class A
                                Certificate Group remaining outstanding, in accordance with the principal distribution allocations described herein, until their Class
                                Certificate Balances have been reduced to zero.
                                Any payments of principal to the Class A-1
                                Certificates will be made first from payments relating to the Group I Mortgage Loans, and any payments of principal to the Class A-2
                                Certificates will be made first from payments relating to the Group II Mortgage Loans. Any principal distributions allocated to the Class
                                A-1 Certificates are required to be distributed pro rata between the Class A-1A certificates and the Class A-1B certificates, with the exception that if a Sequential Trigger Event is in effect, principal distributions will be distributed first, to the Class A-1A certificates, and second, to the Class A-1B certificates until their Class Certificate balance has been reduced to zero.

                                Except as described below, any principal distributions allocated to the Class A-2 Certificates are required to be distributed sequentially first, to the Class A-2A certificates, until their Class Certificate Balance has been reduced to zero, then to the Class A-2B certificates, until their Class Certificate Balance has been reduced to zero, and finally to the Class A-2C certificates, until their Class Certificate Balance has been reduced to zero.

                                Notwithstanding the above, in the event that all subordinate classes, including the Class X certificates, have been reduced to zero, principal distributions to the Class A-2 Certificates will be distributed pro rata among the Class A-2A, Class A-2B and Class A-2C certificates.

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Te rm Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contai ned herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice , and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supple ment ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services a nd Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ( FSA') and member of the London Stock Exchange.


[LOGO BARCLARYS CAPITAL]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                      March 1, 2005
Securitized Asset Backed Receivables LLC Trust 2005-OP1
--------------------------------------------------------------------------------


Summary of Terms (cont'd)

Cap Provider:                   Barclays Bank PLC, as Cap Provider, is a bank
                                authorized and regulated by the United Kingdom's
                                Financial Services Authority and is a member of the London Stock Exchange. Barclays Bank PLC engages in a diverse banking and investment banking business and regularly engages in derivatives transactions in a variety of markets. As of the date hereof, Barclays Bank
                                PLC is rated AA+ by Fitch, AA by S&P and Aa1 by Moody's.

Interest Rate Cap Agreements:   The LIBOR Certificates (other than the Class A-1
                                Certificates) will have the benefit of three
                                Interest Rate Cap Agreements provided by the Cap
                                Provider. All obligations of the trust under the Interest Rate Cap Agreements will be paid on or prior to the Closing Date.

Class A-2 Interest Rate Cap
Agreement:                      The Class A-2 Certificates will have the benefit
                                of an interest rate agreement (the "Class A-2
                                Interest Rate Cap Agreement"), with an initial notional amount of $24,218,900 provided by the Cap Provider. In connection with the first 36
                                Distribution Dates, the Cap Provider will be obligated under the Class A-2 Interest Rate Cap
                                Agreement to pay to the trustee, for deposit into the Excess Reserve Fund Account, an amount equal to the product of (a) the excess, if any, of (i) the 1-month LIBOR rate as of that Distribution Date and (ii) a specified strike rate (ranging from 6.54% to 9.37%), and (b) the product of the Class A-2 notional balance and the index rate multiplier set forth in the attached Interest Rate Cap Schedule for that
                                Distribution Date, based on an "actual/360" basis. The Cap Provider's obligations under the Class A-2 Interest Rate Cap Agreement will terminate following the Distribution Date in March 2008.

Class M Interest Rate Cap
Agreement:                      The Class M Certificates will have the benefit
                                of an Interest Rate Cap Agreement (the "Class M
                                Cap Agreement"), with an initial notional amount of $19,524,000 provided by the Cap Provider. In connection with the first 30 Distribution Dates, the Cap Provider will be obligated under the Class M Cap Agreement to pay to the trustee, for deposit into the Excess Reserve Fund Account, an amount equal to the product of (a) the excess, if any, of the lesser of (i) the then current
                                1-month LIBOR rate and (ii) a cap ceiling rate of 8.91% over a specified cap strike rate
                                (ranging from 6.13% to 8.91%), and (b) the product of the Class M notional balance and the index rate multiplier set forth in the attached
                                Interest Rate Cap Schedule for that Distribution
                                Date, based on an "actual/360" basis. The Cap
                                Provider's obligations under the Class M Cap
                                Agreement will terminate following the
                                Distribution Date in September 2007.

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Te rm Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contai ned herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice , and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supple ment ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services a nd Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ( FSA') and member of the London Stock Exchange.


[LOGO BARCLARYS CAPITAL]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                      March 1, 2005
Securitized Asset Backed Receivables LLC Trust 2005-OP1
--------------------------------------------------------------------------------


Summary of Terms (cont'd)

Class B Interest Rate Cap
Agreement:                      The Class B Certificates will have the benefit
                                of an Interest Rate Cap Agreement (the "Class B
                                Cap Agreement"), with an initial notional amount of $4,815,100 provided by the Cap Provider. In connection with the first 30 Distribution Dates, the Cap Provider will be obligated under the Class B Cap Agreement to pay to the trustee, for deposit into the Excess Reserve Fund Account, an amount equal to the product of (a) the excess, if any, of the lesser of (i) the then current
                                1-month LIBOR rate and (ii) a cap ceiling rate of 7.45%, over a specified cap strike rate
                                (ranging from 4.67% to 7.45%), and (b) the product of the Class B notional balance and the index rate multiplier set forth in the attached
                                Interest Rate Cap Schedule for that Distribution
                                Date, based on an "actual/360" basis. The Cap
                                Provider's obligations under the Class B Cap
                                Agreement will terminate following the
                                Distribution Date in September 2007.


Allocation of Net Monthly
Excess Cash Flow:               For any Distribution Date, any Net Monthly
                                Excess Cash Flow shall be paid as follows:

                                (a) to the holders of the Class M-1
                                    certificates, any Unpaid Interest Amount;
                                (b) to the holders of the Class M-1
                                    certificates, any Unpaid Realized Loss
                                    Amount;
                                (c) to the holders of the Class M-2
                                    certificates, any Unpaid Interest Amount;
                                (d) to the holders of the Class M-2
                                    certificates, any Unpaid Realized Loss
                                    Amount;
                                (e) to the holders of the Class M-3
                                    certificates, any Unpaid Interest Amount;
                                (f) to the holders of the Class M-3
                                    certificates, any Unpaid Realized Loss
                                    Amount;
                                (g) to the holders of the Class M-4
                                    certificates, any Unpaid Interest Amount;
                                (h) to the holders of the Class M-4
                                    certificates, any Unpaid Realized Loss
                                    Amount;
                                (i) to the holders of the Class B-1
                                    certificates, any Unpaid Interest Amount;
                                (j) to the holders of the Class B-1
                                    certificates, any Unpaid Realized Loss
                                    Amount;
                                (k) to the holders of the Class B-2
                                    certificates, any Unpaid Interest Amount;
                                (l) to the holders of the Class B-2
                                    certificates, any Unpaid Realized Loss
                                    Amount;
                                (m) to the holders of the Class B-3
                                    certificates, any Unpaid Interest Amount;
                                (n) to the holders of the Class B-3
                                    certificates, any Unpaid Realized Loss
                                    Amount;
                                (o) to the holders of the Class B-4
                                    certificates, any Unpaid Interest Amount;
                                (p) to the holders of the Class B-4
                                    certificates, any Unpaid Realized Loss
                                    Amount;
                                (q) to the Excess Reserve Fund Account, the
                                    amount of any Basis Risk Payment for that Distribution Date;

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Te rm Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contai ned herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice , and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supple ment ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services a nd Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ( FSA') and member of the London Stock Exchange.


[LOGO BARCLARYS CAPITAL]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                      March 1, 2005
Securitized Asset Backed Receivables LLC Trust 2005-OP1
--------------------------------------------------------------------------------


Summary of Terms (cont'd)

Allocation of Net Monthly Excess
Cash Flow (cont'd):             (r)  (i) from any Class A-2 Interest Rate Cap
                                     Agreement payment on deposit in the Excess
                                     Reserve Fund Account
                                     with respect to that Distribution Date, an amount equal to any unpaid remaining Basis
                                     Risk Carry Forward Amount with respect to the Class A -2 Certificates for that
                                     Distribution Date, allocated (a) first,
                                     among the Class A-2A, Class A-2B and Class
                                     A-2C certificates, pro rata, based upon
                                     their respective Class Certificate Balances only with respect to those Class A-2
                                     Certificates with an outstanding Basis Risk
                                     Carry Forward Amount and (b) second, any remaining amounts to the Class A-2A, Class
                                     A-2B and Class A-2C certificates, pro rata, based on any Basis Risk Carry Forward
                                     Amounts remaining unpaid, in order to
                                     reimburse such unpaid amounts, (ii) from any Class M Interest Rate Cap Payment on deposit in the Excess Reserve Fund Account with respect to that Distribution Date, an amount equal to any unpaid remaining Basis
                                     Risk Carry Forward Amount with respect to the Class M Certificates for that Distribution Date, allocated (a) first, among the Class M-1, Class M-2, Class M-3 and Class M-4 certificates, pro rata, based upon their respective Class Certificate
                                     Balances only with respect to those Class M
                                     Certificates with an outstanding Basis Risk
                                     Carry Forward Amount and (b) second, any remaining amounts to the Class M-1, Class
                                     M-2, Class M-3 and Class M-4 certificates, pro rata, based on any Basis Risk Carry
                                     Forward Amounts remaining unpaid, in order to reimburse such unpaid amounts, and (iii) from any Class B Interest Rate Cap
                                     Agreement payment on deposit in the Excess
                                     Reserve Fund Account with respect to that Distribution Date, an amount equal to any unpaid remaining Basis Risk Carry Forward
                                     Amount with respect to the Class B
                                     Certificates for that Distribution Date, allocated (a) first, among the Class B-1, Class B-2, Class B-3 and Class B-4 certificates, pro rata, based upon their respective Class Certificate Balances only with respect to those Class B Certificates with an outstanding Basis Risk Carry
                                     Forward Amount and (b) second, any
                                     remaining amounts to the Class B-1, Class
                                     B-2, Class B-3 and Class B-4 certificates, pro rata, based on any Basis Risk Carry
                                     Forward Amounts remaining unpaid, in order to reimburse such unpaid amounts;

                                (s) from funds on deposit in the Excess Reserve Fund Account (not including any Interest Rate Cap Agreement payment included in that account) with respect to that Distribution Date, an amount equal to any unpaid Basis Risk Carry Forward Amount with respect to the LIBOR Certificates for that Distribution Date to the LIBOR Certificates in the same order and priority in which Accrued Certificate Interest is allocated among those classes of certificates except that the Class A Certificates will be paid
                                     (a) first, pro rata, based upon their
                                     respective Class Certificate Balances only with respect to those Class A Certificates with an outstanding Basis Risk Carry Forward Amount and (b) second, pro rata based on any outstanding Basis Risk Carry Forward Amount remaining unpaid;


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Te rm Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contai ned herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice , and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supple ment ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services a nd Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ( FSA') and member of the London Stock Exchange.


[LOGO BARCLARYS CAPITAL]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                      March 1, 2005
Securitized Asset Backed Receivables LLC Trust 2005-OP1
--------------------------------------------------------------------------------


Summary of Terms (cont'd)

Allocation of Net Monthly Excess
Cash Flow (cont'd):             (t) in the event that the Class A-2A Turbo
                                    Trigger Event is in effect, to make
                                    additional principal distributions to the
                                    Class A-2A certificates in the amount
                                    required to reduce the Class A-2A Class
                                    Certificate Balance to zero;

                                (u) to the Class X certificates, those amounts
                                    as described in the pooling and servicing agreement; and

                                (v) to the holders of the Class R certificates,
                                    any remaining amount.

Interest Remittance Amount:     With respect to any Distribution Date and the
                                mortgage loans in a loan group, that portion of available funds attributable to interest relating to mortgage loans in that mortgage loan group.

Accrued Certificate Interest:   For each class of LIBOR Certificates on any
                                Distribution Date, the amount of interest accrued during the related Interest Accrual
                                Period on the related Class Certificate Balance immediately prior to such Distribution Date at the related Pass-Through Rate, as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief
                                Act or any similar state statute.

Principal Distribution Amount:  For each Distribution Date will equal the sum of
                                (i) the Basic Principal Distribution Amount for that Distribution Date and (ii) the Extra Principal Distribution Amount for that Distribution Date.

Basic Principal Distribution
Amount: With respect to any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount for that Distribution Date over (ii) the Excess Subordinated Amount, if any, for that Distribution Date.

Net Monthly Excess Cash Flow:   Available Funds remaining after the amount
                                necessary to make all payments of interest and principal to the LIBOR certificates.

Extra Principal Distribution    As of any Distribution Date, the lesser of (x)
                                the related Total Monthly Excess Spread for
                                Amount: that Distribution Date and (y) the related Subordination Deficiency, if any, for that Distribution Date.

Total Monthly Excess Spread:    As to any Distribution Date equals the excess,
                                if any, of (x) the interest (exclusive of prepayment interest excesses) on the mortgage loans received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related Servicer remittance date, net of the servicing fee and the trustee fee, over (y) the amount paid as interest to the LIBOR Certificates at their respective
                                Pass-Through Rates.

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Te rm Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contai ned herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice , and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supple ment ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services a nd Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ( FSA') and member of the London Stock Exchange.


[LOGO BARCLARYS CAPITAL]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                      March 1, 2005
Securitized Asset Backed Receivables LLC Trust 2005-OP1
--------------------------------------------------------------------------------


Summary of Terms (cont'd)
Subordinated Amount:            With respect to any Distribution Date, the
                                excess, if any, of (a) the aggregate Stated
                                Principal Balance of the mortgage loans for that Distribution Date (after taking into account the distribution of principal to the mortgage loans for such Distribution Date) over (b) the aggregate Class Certificate Balance of the LIBOR
                                Certificates as of that date (after taking into account the distribution of the Principal
                                Remittance Amount on those certificates on that Distribution Date).

Specified Subordinated
Amount: Prior to the Stepdown Date, an amount equal to 2.55% of the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date. On and after the Stepdown Date, an amount equal to 5.10% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date, subject to a minimum amount equal to 0.50% of the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date; provided, however, that if, on any Distribution Date, a Trigger Event exists, the Specified Subordinated Amount will not be reduced to the applicable percentage of the then Stated Principal Balance of the mortgage loans but instead remain the same as the prior period's Specified Subordinated Amount until the Distribution Date on which a Trigger Event no longer exists. When the Class Certificate Balance of each class of LIBOR Certificates has been reduced to zero, the Specified Subordinated Amount will thereafter equal zero.

Excess Subordinated Amount:     With respect to any Distribution Date, the
                                excess, if any, of (a) the Subordinated Amount on that Distribution Date over (b) the Specified
                                Subordinated Amount.

Subordination Deficiency:       With respect to any Distribution Date, the
                                excess, if any, of (a) the Specified
                                Subordinated Amount for that Distribution Date over (b) the Subordinated Amount for that Distribution Date.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Te rm Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contai ned herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice , and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supple ment ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services a nd Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ( FSA') and member of the London Stock Exchange.


[LOGO BARCLARYS CAPITAL]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                      March 1, 2005
Securitized Asset Backed Receivables LLC Trust 2005-OP1
--------------------------------------------------------------------------------


Summary of Terms (cont'd)
Principal Remittance Amount:    With respect to any Distribution Date, to the
                                extent of funds available as described in the prospectus supplement, the amount equal to the sum of the following amounts (without duplication) with respect to the related Due
                                Period: (i) each scheduled payment of principal on a mortgage loan due during the related Due
                                Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related Servicer remittance date; (ii) all full and partial principal prepayments on mortgage loans received during the related Prepayment Period; (iii) all net liquidation proceeds, condemnation proceeds, insurance proceeds and subsequent recoveries received on the mortgage loans and allocable to principal; (iv) the portion of the purchase price allocable to principal with respect to each deleted mortgage loan that was repurchased during the period from the prior Distribution
                                Date through the business day prior to the current Distribution Date; (v) the Substitution
                                Adjustment Amounts received in connection with the substitution of any mortgage loan as of that Distribution Date; and (vi) the allocable portion of the proceeds received with respect to the Optional Clean-up Call (to the extent they relate to principal).

Class A Principal Allocation
Percentage:                     For any Distribution Date is the percentage
                                equivalent of a fraction, determined as follows:

                                (1) with respect to the Class A-1 Certificates,
                                    a fraction, the numerator of which is the portion of the Principal Remittance Amount for that Distribution Date that is attributable to the principal received or advanced on the Group I Mortgage Loans and the denominator of which is the Principal Remittance Amount for that Distribution Date; and

                                (2) with respect to the Class A-2 Certificates,
                                    a fraction, the numerator of which is the portion of the Principal Remittance Amount for that Distribution Date that is attributable to the principal received or advanced on the Group II Mortgage Loans and the denominator of which is the Principal Remittance Amount for that Distribution Date.

Class A Principal Distribution
Amount: For any Distribution Date is the excess of (a) the aggregate Class Certificate Balance of the Class A Certificates immediately prior to that Distribution Date over (b) the lesser of (x) approximately 58.00% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (y) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $6,595,969.

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Te rm Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contai ned herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice , and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supple ment ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services a nd Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ( FSA') and member of the London Stock Exchange.


[LOGO BARCLARYS CAPITAL]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                      March 1, 2005
Securitized Asset Backed Receivables LLC Trust 2005-OP1
--------------------------------------------------------------------------------




Summary of Terms (cont'd)

Class M-1 Principal
Distribution Amount:            With respect to any Distribution Date is the
                                excess of (i) the sum of (a) the aggregate Class
                                Certificate Balances of the Class A Certificates
                                (after taking into account distribution of the Class A Principal Distribution Amount on that
                                Distribution Date), and (b) the Class
                                Certificate Balance of the Class M-1
                                certificates immediately prior to that
                                Distribution Date over (ii) the lesser of (a) approximately 64.40% of the aggregate Stated
                                Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $6,595,969.

Class M-2 Principal
Distribution Amount:            With respect to any Distribution Date is the
                                excess of (i) the sum of (a) the aggregate Class
                                Certificate Balances of the Class A Certificates
                                (after taking into account distribution of the Class A Principal Distribution Amount on that
                                Distribution Date), (b) the Class Certificate
                                Balance of the Class M-1 certificates (after taking into account distribution of the Class
                                M-1 Principal Distribution Amount on that
                                Distribution Date) and (c) the Class Certificate
                                Balance of the Class M-2 certificates
                                immediately prior to that Distribution Date over
                                (ii) the lesser of (a) approximately 74.70% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and
                                (b) the excess, if any, of the aggregate Stated
                                Principal Balance of the mortgage loans for that Distribution Date over $6,595,969.

Class M-3 Principal
Distribution Amount:            With respect to any Distribution Date is the
                                excess of (i) the sum of (a) the aggregate Class
                                Certificate Balances of the Class A Certificates
                                (after taking into account distribution of the Class A Principal Distribution Amount on that
                                Distribution Date), (b) the Class Certificate
                                Balance of the Class M-1 certificates (after taking into account distribution of the Class
                                M-1 Principal Distribution Amount on that
                                Distribution Date), (c) the Class Certificate
                                Balance of the Class M-2 certificates (after taking into account distribution of the Class
                                M-2 Principal Distribution Amount on that
                                Distribution Date) and (d) the Class Certificate
                                Balance of the Class M-3 certificates
                                immediately prior to that Distribution Date over
                                (ii) the lesser of (a) approximately 84.80% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and
                                (b) the xcess, if any, of the aggregate Stated
                                Principal Balance of the mortgage loans for that Distribution Date over $6,595,969.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Te rm Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contai ned herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice , and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supple ment ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services a nd Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ( FSA') and member of the London Stock Exchange.


[LOGO BARCLARYS CAPITAL]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                      March 1, 2005
Securitized Asset Backed Receivables LLC Trust 2005-OP1
--------------------------------------------------------------------------------


Summary of Terms (cont'd)

Class M-4 Principal
Distribution Amount:            With respect to any Distribution Date is the
                                excess of (i) the sum of (a) the aggregate Class
                                Certificate Balances of the Class A Certificates
                                (after taking into account distribution of the Class A Principal Distribution Amount on that
                                Distribution Date), (b) the Class Certificate
                                Balance of the Class M-1 certificates (after taking into account distribution of the Class
                                M-1 Principal Distribution Amount on that
                                Distribution Date), (c) the Class Certificate
                                Balance of the Class M-2 certificates (after taking into account distribution of the Class
                                M-2 Principal Distribution Amount on that
                                Distribution Date), (d) the Class Certificate
                                Balance of the Class M-3 certificates (after taking into account distribution of the Class
                                M-3 Principal Distribution Amount on that
                                Distribution Date) and (e) the Class Certificate
                                Balance of the Class M-4 certificates
                                immediately prior to that Distribution Date over
                                (ii) the lesser of (a) approximately 87.60% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and
                                (b) the excess, if any, of the aggregate Stated
                                Principal Balance of the mortgage loans for that Distribution Date over $6,595,969.

Class B-1 Principal
Distribution Amount:            With respect to any Distribution Date is the
                                excess of (i) the sum of (a) the aggregate Class
                                Certificate Balances of the Class A Certificates
                                (after taking into account distribution of the Class A Principal Distribution Amount on that
                                Distribution Date), (b) the Class Certificate
                                Balance of the Class M-1 certificates (after taking into account distribution of the Class
                                M-1 Principal Distribution Amount on that
                                Distribution Date), (c) the Class Certificate
                                Balance of the Class M-2 certificates (after taking into account distribution of the Class
                                M-2 Principal Distribution Amount on that
                                Distribution Date), (d) the Class Certificate
                                Balance of the Class M-3 certificates (after taking into account distribution of the Class
                                M-3 Principal Distribution Amount on that
                                Distribution Date), (e) the Class Certificate
                                Balance of the Class M-4 certificates (after taking into account distribution of the Class
                                M-4 Principal Distribution Amount on that
                                Distribution Date) and (f) the Class Certificate
                                Balance of the Class B-1 certificates
                                immediately prior to that Distribution Date over
                                (ii) the lesser of (a) approximately 89.70% of the aggregate Stated Principal Balance of the mortgage loans on that Distribution Date and (b) the excess, if any, of the aggregate Stated
                                Principal Balance of the mortgage loans on that Distribution Date over $6,595,969.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Te rm Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contai ned herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice , and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supple ment ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services a nd Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ( FSA') and member of the London Stock Exchange.


[LOGO BARCLARYS CAPITAL]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                      March 1, 2005
Securitized Asset Backed Receivables LLC Trust 2005-OP1
--------------------------------------------------------------------------------


Summary of Terms (cont'd)

Class B-2 Principal
Distribution Amount:            With respect to any Distribution Date is the
                                excess of (i) the sum of (a) the aggregate Class
                                Certificate Balances of the Class A Certificates
                                (after taking into account distribution of the Class A Principal Distribution Amount on that
                                Distribution Date), (b) the Class Certificate
                                Balance of the Class M-1 certificates (after taking into account distribution of the Class
                                M-1 Principal Distribution Amount on that
                                Distribution Date), (c) the Class Certificate
                                Balance of the Class M-2 certificates (after taking into account distribution of the Class
                                M-2 Principal Distribution Amount on that
                                Distribution Date), (d) the Class Certificate
                                Balance of the Class M-3 certificates (after taking into account distribution of the Class
                                M-3 Principal Distribution Amount on that
                                Distribution Date), (e) the Class Certificate
                                Balance of the Class M-4 certificates (after taking into account distribution of the Class
                                M-4 Principal Distribution Amount on that
                                Distribution Date), (f) the Class Certificate
                                Balance of the Class B-1 certificates (after taking into account distribution of the Class
                                B-1 Principal Distribution Amount on that
                                Distribution Date), and (g) the Class
                                Certificate Balance of the Class B-2
                                certificates immediately prior to that
                                Distribution Date over (ii) the lesser of (a) approximately 91.40% of the aggregate Stated
                                Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $6,595,969.

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Te rm Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contai ned herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice , and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supple ment ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services a nd Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ( FSA') and member of the London Stock Exchange.


[LOGO BARCLARYS CAPITAL]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                      March 1, 2005
Securitized Asset Backed Receivables LLC Trust 2005-OP1
--------------------------------------------------------------------------------




 Summary of Terms (cont'd)

Class B-3 Principal
Distribution Amount:            With respect to any Distribution Date is the
                                excess of (i) the sum of (a) the aggregate Class
                                Certificate Balances of the Class A Certificates
                                (after taking into account distribution of the Class A Principal Distribution Amount on that
                                Distribution Date), (b) the Class Certificate
                                Balance of the Class M-1 certificates (after taking into account distribution of the Class
                                M-1 Principal Distribution Amount on that
                                Distribution Date), (c) the Class Certificate
                                Balance of the Class M-2 certificates (after taking into account distribution of the Class
                                M-2 Principal Distribution Amount on that
                                Distribution Date), (d) the Class Certificate
                                Balance of the Class M-3 certificates (after taking into account distribution of the Class
                                M-3 Principal Distribution Amount on that
                                Distribution Date), (e) the Class Certificate
                                Balance of the Class M-4 certificates (after taking into account distribution of the Class
                                M-4 Principal Distribution Amount on that
                                Distribution Date), (f) the Class Certificate
                                Balance of the Class B-1 certificates (after taking into account distribution of the Class
                                B-1 Principal Distribution Amount on that
                                Distribution Date), (g) the Class Certificate
                                Balance of the Class B-2 certificates (after taking into account distribution of the Class
                                B-2 Principal Distribution Amount on that
                                Distribution Date), and (h) the Class
                                Certificate Balance of the Class B-3
                                certificates immediately prior to that
                                Distribution Date over (ii) the lesser of (a) approximately 92.90% of the aggregate Stated
                                Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $6,595,969.

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Te rm Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contai ned herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice , and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supple ment ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services a nd Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ( FSA') and member of the London Stock Exchange.


[LOGO BARCLARYS CAPITAL]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                      March 1, 2005
Securitized Asset Backed Receivables LLC Trust 2005-OP1
--------------------------------------------------------------------------------


Summary of Terms (cont'd)

Class B-4 Principal
Distribution Amount:            With respect to any Distribution Date is the
                                excess of (i) the sum of (a) the aggregate Class
                                Certificate Balances of the Class A Certificates
                                (after taking into account distribution of the Class A Principal Distribution Amount on that
                                Distribution Date), (b) the Class Certificate
                                Balance of the Class M-1 certificates (after taking into account distribution of the Class
                                M-1 Principal Distribution Amount on that
                                Distribution Date), (c) the Class Certificate
                                Balance of the Class M-2 certificates (after taking into account distribution of the Class
                                M-2 Principal Distribution Amount on that
                                Distribution Date), (d) the Class Certificate
                                Balance of the Class M-3 certificates (after taking into account distribution of the Class
                                M-3 Principal Distribution Amount on that
                                Distribution Date), (e) the Class Certificate
                                Balance of the Class M-4 certificates (after taking into account distribution of the Class
                                M-4 Principal Distribution Amount on that
                                Distribution Date), (f) the Class Certificate
                                Balance of the Class B-1 certificates (after taking into account distribution of the Class
                                B-1 Principal Distribution Amount on that
                                Distribution Date), (g) the Class Certificate
                                Balance of the Class B-2 certificates (after taking into account distribution of the Class
                                B-2 Principal Distribution Amount on that
                                Distribution Date), (h) the Class Certificate
                                Balance of the Class B-3 certificates (after taking into account distribution of the Class
                                B-3 Principal Distribution Amount on that
                                Distribution Date), and (i) the Class
                                Certificate Balance of the Class B-4
                                certificates immediately prior to that
                                Distribution Date over (ii) the lesser of (a) approximately 94.90% of the aggregate Stated
                                Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $6,595,969.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Te rm Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contai ned herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice , and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supple ment ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services a nd Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ( FSA') and member of the London Stock Exchange.


[LOGO BARCLARYS CAPITAL]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                      March 1, 2005
Securitized Asset Backed Receivables LLC Trust 2005-OP1
--------------------------------------------------------------------------------


Weighted Average Life Sensitivity
To CALL

--------------------------------------------------------------------------------------------------------------------
PPC (%)                                    50           75           100          125          150            175
--------------------------------------------------------------------------------------------------------------------
A-2A         WAL (yrs)                  1.91         1.32         1.00         0.81         0.68           0.58
             First Payment Date         4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005      4/25/2005
             Expected Final Maturity    3/25/2009    12/25/2007   4/25/2007    10/25/2006   7/25/2006      5/25/2006
             Window                     1 - 48       1 - 33       1 - 25       1 - 19       1 - 16         1 - 14
--------------------------------------------------------------------------------------------------------------------
A-2B         WAL (yrs)                  6.04         4.11         3.00         2.19         1.79           1.51
             First Payment Date         3/25/2009    12/25/2007   4/25/2007    10/25/2006   7/25/2006      5/25/2006
             Expected Final Maturity    5/25/2014    6/25/2011    11/25/2009   1/25/2008    7/25/2007      2/25/2007
             Window                     48 - 110     33 - 75      25 - 56      19 - 34      16 - 28        14 - 23
--------------------------------------------------------------------------------------------------------------------
A-2C         WAL (yrs)                  13.26        9.18         6.87         5.23         3.53           2.41
             First Payment Date         5/25/2014    6/25/2011    11/25/2009   1/25/2008    7/25/2007      2/25/2007
             Expected Final Maturity    9/25/2020    12/25/2015   3/25/2013    6/25/2011    4/25/2010      1/25/2008
             Window                     110 - 186    75 - 129     56 - 96      34 - 75      28 - 61        23 - 34
--------------------------------------------------------------------------------------------------------------------
M-1          WAL (yrs)                  10.33        7.06         5.36         4.74         4.99           4.13
             First Payment Date         3/25/2010    7/25/2008    8/25/2008    2/25/2009    11/25/2009     1/25/2008
             Expected Final Maturity    9/25/2020    12/25/2015   3/25/2013    6/25/2011    4/25/2010      5/25/2009
             Window                     60 - 186     40 - 129     41 - 96      47 - 75      56 - 61        34 - 50
--------------------------------------------------------------------------------------------------------------------
M-2          WAL (yrs)                  10.33        7.06         5.33         4.56         4.44           4.16
             First Payment Date         3/25/2010    7/25/2008    6/25/2008    9/25/2008    2/25/2009      3/25/2009
             Expected Final Maturity    9/25/2020    12/25/2015   3/25/2013    6/25/2011    4/25/2010      5/25/2009
             Window                     60 - 186     40 - 129     39 - 96      42 - 75      47 - 61        48 - 50
--------------------------------------------------------------------------------------------------------------------
M-3          WAL (yrs)                  10.33        7.06         5.31         4.43         4.06           3.78
             First Payment Date         3/25/2010    7/25/2008    5/25/2008    6/25/2008    8/25/2008      8/25/2008
             Expected Final Maturity    9/25/2020    12/25/2015   3/25/2013    6/25/2011    4/25/2010      5/25/2009
             Window                     60 - 186     40 - 129     38 - 96      39 - 75      41 - 61        41 - 50
--------------------------------------------------------------------------------------------------------------------
M-4          WAL (yrs)                  10.33        7.06         5.30         4.36         3.91           3.54
             First Payment Date         3/25/2010    7/25/2008    5/25/2008    6/25/2008    7/25/2008      6/25/2008
             Expected Final Maturity    9/25/2020    12/25/2015   3/25/2013    6/25/2011    4/25/2010      5/25/2009
             Window                     60 - 186     40 - 129     38 - 96      39 - 75      40 - 61        39 - 50
--------------------------------------------------------------------------------------------------------------------
B-1          WAL (yrs)                  10.33        7.06         5.29         4.36         3.87           3.48
             First Payment Date         3/25/2010    7/25/2008    4/25/2008    5/25/2008    7/25/2008      5/25/2008
             Expected Final Maturity    9/25/2020    12/25/2015   3/25/2013    6/25/2011    4/25/2010      5/25/2009
             Window                     60 - 186     40 - 129     37 - 96      38 - 75      40 - 61        38 - 50
--------------------------------------------------------------------------------------------------------------------
B-2          WAL (yrs)                  10.33        7.06         5.29         4.33         3.82           3.44
             First Payment Date         3/25/2010    7/25/2008    4/25/2008    5/25/2008    6/25/2008      4/25/2008
             Expected Final Maturity    9/25/2020    12/25/2015   3/25/2013    6/25/2011    4/25/2010      5/25/2009
             Window                     60 - 186     40 - 129     37 - 96      38 - 75      39 - 61        37 - 50
--------------------------------------------------------------------------------------------------------------------
B-3          WAL (yrs)                  10.33        7.06         5.29         4.33         3.82           3.39
             First Payment Date         3/25/2010    7/25/2008    4/25/2008    5/25/2008    5/25/2008      4/25/2008
             Expected Final Maturity    9/25/2020    12/25/2015   3/25/2013    6/25/2011    4/25/2010      5/25/2009
             Window                     60 - 186     40 - 129     37 - 96      38 - 75      38 - 61        37 - 50
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Te rm Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contai ned herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice , and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supple ment ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services a nd Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ( FSA') and member of the London Stock Exchange.

[LOGO BARCLAYS CAPITAL]
                                       27

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                      March 1, 2005
Securitized Asset Backed Receivables LLC Trust 2005-OP1
--------------------------------------------------------------------------------


Weighted Average Life Sensitivity
To MATURITY

----------------------------------------------------------------------------------------------------------------------
PPC (%)                                  50           75           100           125          150              175
----------------------------------------------------------------------------------------------------------------------
A-2A    WAL (yrs)                    1.91         1.32          1.00          0.81          0.68             0.58
        First Payment Date           4/25/2005    4/25/2005     4/25/2005     4/25/2005     4/25/2005        4/25/2005
        Expected Final Maturity      3/25/2009    12/25/2007    4/25/2007     10/25/2006    7/25/2006        5/25/2006
        Window                       1 - 48       1 - 33        1 - 25        1 - 19        1 - 16           1 - 14
----------------------------------------------------------------------------------------------------------------------
A-2B    WAL (yrs)                    6.04         4.11          3.00          2.19          1.79             1.51
        First Payment Date           3/25/2009    12/25/2007    4/25/2007     10/25/2006    7/25/2006        5/25/2006
        Expected Final Maturity      5/25/2014    6/25/2011     11/25/2009    1/25/2008     7/25/2007        2/25/2007
        Window                       48 - 110     33 - 75       25 - 56       19 - 34       16 - 28          14 - 23
----------------------------------------------------------------------------------------------------------------------
A-2C    WAL (yrs)                    15.16        10.93         8.32          6.48          4.6              2.41
        First Payment Date           5/25/2014    6/25/2011     11/25/2009    1/25/2008     7/25/2007        2/25/2007
        Expected Final Maturity      8/25/2032    10/25/2027    11/25/2022    3/25/2019     8/25/2016        1/25/2008
        Window                       110 - 329    75 - 271      56 - 212      34 - 168      28 - 137         23 - 34
----------------------------------------------------------------------------------------------------------------------
M-1     WAL (yrs)                    11.22        7.79          5.93          5.20          5.44             6.81
        First Payment Date           3/25/2010    7/25/2008     8/25/2008     2/25/2009     11/25/2009       1/25/2008
        Expected Final Maturity      7/25/2030    9/25/2024     2/25/2020     1/25/2017     10/25/2014       8/25/2014
        Window                       60 - 304     40 - 234      41 - 179      47 - 142      56 - 115         34 - 113
----------------------------------------------------------------------------------------------------------------------
M-2     WAL (yrs)                    11.20        7.76          5.88          5.00          4.79             4.83
        First Payment Date           3/25/2010    7/25/2008     6/25/2008     9/25/2008     2/25/2009        3/25/2009
        Expected Final Maturity      1/25/2030    2/25/2024     8/25/2019     7/25/2016     6/25/2014        11/25/2012
        Window                       60 - 298     40 - 227      39 - 173      42 - 136      47 - 111         48 - 92
----------------------------------------------------------------------------------------------------------------------
M-3     WAL (yrs)                    11.13        7.70          5.80          4.82          4.37             4.05
        First Payment Date           3/25/2010    7/25/2008     5/25/2008     6/25/2008     8/25/2008        8/25/2008
        Expected Final Maturity      10/25/2028   10/25/2022    7/25/2018     9/25/2015     9/25/2013        3/25/2012
        Window                       60 - 283     40 - 211      38 - 160      39 - 126      41 - 102         41 - 84
----------------------------------------------------------------------------------------------------------------------
M-4     WAL (yrs)                    11.03        7.6           5.72          4.7           4.17             3.77
        First Payment Date           3/25/2010    7/25/2008     5/25/2008     6/25/2008     7/25/2008        6/25/2008
        Expected Final Maturity      8/25/2026    9/25/2020     11/25/2016    5/25/2014     8/25/2012        5/25/2011
        Window                       60 - 257     40 - 186      38 - 140      39 - 110      40 - 89          39 - 74
----------------------------------------------------------------------------------------------------------------------
B-1     WAL (yrs)                    10.95        7.54          5.66          4.65          4.10             3.68
        First Payment Date           3/25/2010    7/25/2008     4/25/2008     5/25/2008     7/25/2008        5/25/2008
        Expected Final Maturity      8/25/2025    11/25/2019    3/25/2016     11/25/2013    3/25/2012        12/25/2010
        Window                       60 - 245     40 - 176      37 - 132      38 - 104      40 - 84          38 - 69
----------------------------------------------------------------------------------------------------------------------
B-2     WAL (yrs)                    10.86        7.46          5.60          4.58          4.02             3.61
        First Payment Date           3/25/2010    7/25/2008     4/25/2008     5/25/2008     6/25/2008        4/25/2008
        Expected Final Maturity      9/25/2024    1/25/2019     8/25/2015     5/25/2013     10/25/2011       8/25/2010
        Window                       60 - 234     40 - 166      37 - 125      38 - 98       39 - 79          37 - 65
----------------------------------------------------------------------------------------------------------------------
B-3     WAL (yrs)                    10.74        7.37          5.52          4.52          3.97             3.52
        First Payment Date           3/25/2010    7/25/2008     4/25/2008     5/25/2008     5/25/2008        4/25/2008
        Expected Final Maturity      10/25/2023   4/25/2018     1/25/2015     11/25/2012    5/25/2011        5/25/2010
        Window                       60 - 223     40 - 157      37 - 118      38 - 92       38 - 74          37 - 62
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Te rm Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contai ned herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice , and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supple ment ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services a nd Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ( FSA') and member of the London Stock Exchange.

[LOGO BARCLAYS CAPITAL]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                      March 1, 2005
Securitized Asset Backed Receivables LLC Trust 2005-OP1
--------------------------------------------------------------------------------


CPR Sensitivity
To CALL

---------------------------------------------------------------------------
CPR (%)                               20            25           30
---------------------------------------------------------------------------
A-2A       WAL (yrs)                  1.10          0.87         0.71
           First Payment Date         4/25/2005     4/25/2005    4/25/2005
           Expected Final Maturity    7/25/2007     1/25/2007    9/25/2006
           Window                     1 - 28        1 - 22       1 - 18
---------------------------------------------------------------------------
A-2B       WAL (yrs)                  3.54          2.67         2.07
           First Payment Date         7/25/2007     1/25/2007    9/25/2006
           Expected Final Maturity    8/25/2010     6/25/2009    12/25/2007
           Window                     28 - 65       22 - 51      18 - 33
---------------------------------------------------------------------------
A-2C       WAL (yrs)                  8.12          6.43         5.00
           First Payment Date         8/25/2010     6/25/2009    12/25/2007
           Expected Final Maturity    12/25/2014    12/25/2012   7/25/2011
           Window                     65 - 117      51 - 93      33 - 76
---------------------------------------------------------------------------
M-1        WAL (yrs)                  6.40          5.23         4.78
           First Payment Date         4/25/2008     9/25/2008    2/25/2009
           Expected Final Maturity    12/25/2014    12/25/2012   7/25/2011
           Window                     37 - 117      42 - 93      47 - 76
---------------------------------------------------------------------------
M-2        WAL (yrs)                  6.40          5.19         4.6
           First Payment Date         4/25/2008     7/25/2008    10/25/2008
           Expected Final Maturity    12/25/2014    12/25/2012   7/25/2011
           Window                     37 - 117      40 - 93      43 - 76
---------------------------------------------------------------------------
M-3        WAL (yrs)                  6.40          5.15         4.46
           First Payment Date         4/25/2008     5/25/2008    7/25/2008
           Expected Final Maturity    12/25/2014    12/25/2012   7/25/2011
           Window                     37 - 117      38 - 93      40 - 76
---------------------------------------------------------------------------
M-4        WAL (yrs)                  6.40          5.14         4.39
           First Payment Date         4/25/2008     5/25/2008    6/25/2008
           Expected Final Maturity    12/25/2014    12/25/2012   7/25/2011
           Window                     37 - 117      38 - 93      39 - 76
---------------------------------------------------------------------------
B-1        WAL (yrs)                  6.40          5.14         4.39
           First Payment Date         4/25/2008     5/25/2008    5/25/2008
           Expected Final Maturity    12/25/2014    12/25/2012   7/25/2011
           Window                     37 - 117      38 - 93      38 - 76
---------------------------------------------------------------------------
B-2        WAL (yrs)                  6.40          5.12         4.36
           First Payment Date         4/25/2008     4/25/2008    5/25/2008
           Expected Final Maturity    12/25/2014    12/25/2012   7/25/2011
           Window                     37 - 117      37 - 93      38 - 76
---------------------------------------------------------------------------
B-3        WAL (yrs)                  6.40          5.12         4.36
           First Payment Date         4/25/2008     4/25/2008    5/25/2008
           Expected Final Maturity    12/25/2014    12/25/2012   7/25/2011
           Window                     37 - 117      37 - 93      38 - 76
---------------------------------------------------------------------------


CPR Sensitivity
To MATURITY

-------------------------------------------------------------------------------
CPR (%)                                     20            25            30
-------------------------------------------------------------------------------
A-2A        WAL (yrs)                   1.10          0.87          0.71
            First Payment Date          4/25/2005     4/25/2005     4/25/2005
            Expected Final Maturity     7/25/2007     1/25/2007     9/25/2006
            Window                      1 - 28        1 - 22        1 - 18
-------------------------------------------------------------------------------
A-2B        WAL (yrs)                   3.54          2.67          2.07
            First Payment Date          7/25/2007     1/25/2007     9/25/2006
            Expected Final Maturity     8/25/2010     6/25/2009     12/25/2007
            Window                      28 - 65       22 - 51       18 - 33
-------------------------------------------------------------------------------
A-2C        WAL (yrs)                   9.39          7.46          5.86
            First Payment Date          8/25/2010     6/25/2009     12/25/2007
            Expected Final Maturity     3/25/2026     5/25/2022     5/25/2019
            Window                      65 - 252      51 - 206      33 - 170
-------------------------------------------------------------------------------
M-1         WAL (yrs)                   7.09          5.79          5.24
            First Payment Date          4/25/2008     9/25/2008     2/25/2009
            Expected Final Maturity     4/25/2023     9/25/2019     2/25/2017
            Window                      37 - 217      42 - 174      47 - 143
-------------------------------------------------------------------------------
M-2         WAL (yrs)                   7.07          5.72          5.04
            First Payment Date          4/25/2008     7/25/2008     10/25/2008
            Expected Final Maturity     9/25/2022     3/25/2019     9/25/2016
            Window                      37 - 210      40 - 168      43 - 138
-------------------------------------------------------------------------------
M-3         WAL (yrs)                   7.00          5.63          4.85
            First Payment Date          4/25/2008     5/25/2008     7/25/2008
            Expected Final Maturity     5/25/2021     2/25/2018     11/25/2015
            Window                      37 - 194      38 - 155      40 - 128
-------------------------------------------------------------------------------
M-4         WAL (yrs)                   6.91          5.55          4.73
            First Payment Date          4/25/2008     5/25/2008     6/25/2008
            Expected Final Maturity     6/25/2019     7/25/2016     6/25/2014
            Window                      37 - 171      38 - 136      39 - 111
-------------------------------------------------------------------------------
B-1         WAL (yrs)                   6.85          5.50          4.68
            First Payment Date          4/25/2008     5/25/2008     5/25/2008
            Expected Final Maturity     8/25/2018     11/25/2015    12/25/2013
            Window                      37 - 161      38 - 128      38 - 105
-------------------------------------------------------------------------------
B-2         WAL (yrs)                   6.78          5.43          4.61
            First Payment Date          4/25/2008     4/25/2008     5/25/2008
            Expected Final Maturity     11/25/2017    4/25/2015     6/25/2013
            Window                      37 - 152      37 - 121      38 - 99
-------------------------------------------------------------------------------
B-3         WAL (yrs)                   6.69          5.35          4.55
            First Payment Date          4/25/2008     4/25/2008     5/25/2008
            Expected Final Maturity     3/25/2017     9/25/2014     12/25/2012
            Window                      37 - 144      37 - 114      38 - 93
-------------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Te rm Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contai ned herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice , and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supple ment ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services a nd Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ( FSA') and member of the London Stock Exchange.

[LOGO BARCLAYS CAPITAL]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                      March 1, 2005
Securitized Asset Backed Receivables LLC Trust 2005-OP1
--------------------------------------------------------------------------------


Breakeven CDR Analysis
----------------------------------------------------    ------------------------------------------------------------
Assumptions:                                                Class          CDR       Cumulative Loss (1)
PPC: 100%                                                   M-1            20.97          22.81%
Required Overcollateralization: Never steps down            M-2            15.063         18.37%
Sequential Trigger: As defined                              M-3            10.306         13.94%
Forward LIBOR                                               M-4            9.118          12.67%
Lag to Recovery: 12 Months                                  B-1            8.227          11.68%
Loss Severity: 50%                                          B-2            7.536          10.88%
To Maturity                                                 B-3            6.941          10.17%
                                                            (1) As a percentage of the mortgage loan balance as of
                                                            the Cut-off Date.
----------------------------------------------------    -------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Te rm Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contai ned herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice , and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supple ment ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services a nd Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ( FSA') and member of the London Stock Exchange.

[LOGO BARCLAYS CAPITAL]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                      March 1, 2005
Securitized Asset Backed Receivables LLC Trust 2005-OP1
--------------------------------------------------------------------------------


                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)


Distribution Date  A-2A Cap (%)  A-2B Cap (%)  A-2C Cap (%)  M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   M-4 Cap (%)   B-1 Cap (%)
-----------------  ------------  ------------  ------------  -----------   -----------   -----------   -----------   -----------
                    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
April 2005                20.09         20.19         20.34          9.50          9.50          9.50          9.50          9.50
May 2005                  20.09         20.19         20.34          9.50          9.50          9.50          9.50          9.50
June 2005                 20.09         20.19         20.34          9.50          9.50          9.50          9.50          9.50
July 2005                 20.09         20.19         20.34          9.50          9.50          9.50          9.50          9.50
August 2005               20.09         20.19         20.34          9.50          9.50          9.50          9.50          9.50
September 2005            20.09         20.19         20.34          9.50          9.50          9.50          9.50          9.50
October 2005              20.09         20.19         20.34          9.50          9.50          9.50          9.50          9.50
November 2005             20.09         20.19         20.34          9.50          9.50          9.50          9.50          9.50
December 2005             20.09         20.19         20.34          9.50          9.50          9.50          9.50          9.50
January 2006              20.09         20.19         20.34          9.50          9.50          9.50          9.50          9.50
February 2006             20.09         20.19         20.34          9.50          9.50          9.50          9.50          9.50
March 2006                20.09         20.19         20.34          9.50          9.50          9.50          9.50          9.50
April 2006                20.09         20.19         20.34          9.50          9.50          9.50          9.50          9.50
May 2006                  20.09         20.19         20.34          9.50          9.50          9.50          9.50          9.50
June 2006                 20.09         20.19         20.34          9.50          9.50          9.50          9.50          9.50
July 2006                 20.09         20.19         20.34          9.50          9.50          9.50          9.50          9.50
August 2006               20.09         20.19         20.34          9.50          9.50          9.50          9.50          9.50
September 2006            20.09         20.19         20.34          9.50          9.50          9.50          9.50          9.50
October 2006              20.09         20.19         20.34          9.50          9.50          9.50          9.50          9.50
November 2006             20.09         20.19         20.34          9.50          9.50          9.50          9.50          9.50
December 2006             20.09         20.19         20.34          9.50          9.50          9.50          9.50          9.50
January 2007              20.09         20.19         20.34          9.50          9.50          9.50          9.50          9.50
February 2007             20.09         20.19         20.34          9.50          9.50          9.50          9.50          9.50
March 2007                20.09         20.19         20.34          9.75          9.75          9.75          9.75          9.75
April 2007                20.09         20.19         20.34          9.50          9.50          9.50          9.50          9.50
May 2007                     --         20.19         20.34          9.78          9.78          9.78          9.78          9.78
June 2007                    --         20.19         20.34          9.50          9.50          9.50          9.50          9.50
July 2007                    --         20.19         20.34          9.78          9.78          9.78          9.78          9.78
August 2007                  --         20.19         20.34          9.50          9.50          9.50          9.50          9.50
September 2007               --         20.19         20.34          9.50          9.50          9.50          9.50          9.50
October 2007                 --         20.19         20.34          9.54          9.54          9.54          9.54          9.54
November 2007                --         20.19         20.34          9.99          9.99          9.99          9.99          9.99
December 2007                --         20.19         20.34         10.33         10.33         10.33         10.33         10.33
January 2008                 --         20.19         20.34         10.00         10.00         10.00         10.00         10.00
February 2008                --         20.19         20.34         10.00         10.00         10.00         10.00         10.00
March 2008                   --         20.19         20.34         10.68         10.68         10.68         10.68         10.68
April 2008                   --         20.19         20.34         10.00         10.00         10.00         10.00         10.00
May 2008                     --         13.70         13.70         11.04         11.04         11.04         11.04         11.04
June 2008                    --         13.18         13.18         10.69         10.69         10.69         10.69         10.69
July 2008                    --         13.53         13.53         11.04         11.04         11.04         11.04         11.04
August 2008                  --         13.01         13.01         10.68         10.68         10.68         10.68         10.68
September 2008               --         12.92         12.92         10.68         10.68         10.68         10.68         10.68
October 2008                 --         13.33         13.33         11.04         11.04         11.04         11.04         11.04
November 2008                --         12.95         12.95         10.72         10.72         10.72         10.72         10.72
December 2008                --         13.38         13.38         11.08         11.08         11.08         11.08         11.08
January 2009                 --         12.95         12.95         10.72         10.72         10.72         10.72         10.72
February 2009                --         12.94         12.94         10.72         10.72         10.72         10.72         10.72
March 2009                   --         14.33         14.33         11.87         11.87         11.87         11.87         11.87
April 2009                   --         12.95         12.95         10.72         10.72         10.72         10.72         10.72
May 2009                     --         13.41         13.41         11.11         11.11         11.11         11.11         11.11
June 2009                    --         12.98         12.98         10.75         10.75         10.75         10.75         10.75
July 2009                    --         13.41         13.41         11.11         11.11         11.11         11.11         11.11
August 2009                  --         12.98         12.98         10.75         10.75         10.75         10.75         10.75
September 2009               --         12.98         12.98         10.75         10.75         10.75         10.75         10.75
October 2009                 --         13.41         13.41         11.11         11.11         11.11         11.11         11.11
November 2009                --         12.98         12.98         10.75         10.75         10.75         10.75         10.75
December 2009                --         13.41         13.41         11.10         11.10         11.10         11.10         11.10


Distribution Date    B-2 Cap (%)   B-3 Cap (%)
-----------------    -----------   -----------
                      Actual/360    Actual/360

April 2005                   9.50          9.50
May 2005                     9.50          9.50
June 2005                    9.50          9.50
July 2005                    9.50          9.50
August 2005                  9.50          9.50
September 2005               9.50          9.50
October 2005                 9.50          9.50
November 2005                9.50          9.50
December 2005                9.50          9.50
January 2006                 9.50          9.50
February 2006                9.50          9.50
March 2006                   9.50          9.50
April 2006                   9.50          9.50
May 2006                     9.50          9.50
June 2006                    9.50          9.50
July 2006                    9.50          9.50
August 2006                  9.50          9.50
September 2006               9.50          9.50
October 2006                 9.50          9.50
November 2006                9.50          9.50
December 2006                9.50          9.50
January 2007                 9.50          9.50
February 2007                9.50          9.50
March 2007                   9.75          9.75
April 2007                   9.50          9.50
May 2007                     9.78          9.78
June 2007                    9.50          9.50
July 2007                    9.78          9.78
August 2007                  9.50          9.50
September 2007               9.50          9.50
October 2007                 9.54          9.54
November 2007                9.99          9.99
December 2007               10.33         10.33
January 2008                10.00         10.00
February 2008               10.00         10.00
March 2008                  10.68         10.68
April 2008                  10.00         10.00
May 2008                    11.04         11.04
June 2008                   10.69         10.69
July 2008                   11.04         11.04
August 2008                 10.68         10.68
September 2008              10.68         10.68
October 2008                11.04         11.04
November 2008               10.72         10.72
December 2008               11.08         11.08
January 2009                10.72         10.72
February 2009               10.72         10.72
March 2009                  11.87         11.87
April 2009                  10.72         10.72
May 2009                    11.11         11.11
June 2009                   10.75         10.75
July 2009                   11.11         11.11
August 2009                 10.75         10.75
September 2009              10.75         10.75
October 2009                11.11         11.11
November 2009               10.75         10.75
December 2009               11.10         11.10

1Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not excercised.


The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Te rm Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the "Information." depositor of the assets to the Issuer, is an affiliate Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The of Barclays. Information contai ned herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other The Information and the assumptions on which it is based are subject to matters. change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to achieved. act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or the Issuer. consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice , and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supple ment ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services a nd Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ( FSA') and member of the London Stock Exchange.

[LOGO BARCLAYS CAPITAL]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                      March 1, 2005
Securitized Asset Backed Receivables LLC Trust 2005-OP1
--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Distribution Date  A-2A Cap (%)  A-2B Cap (%)  A-2C Cap (%)  M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   M-4 Cap (%)   B-1 Cap (%)
-----------------  ------------  ------------  ------------  -----------   -----------   -----------   -----------   -----------
                    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360

January 2010                 --            --         12.98         10.75         10.75         10.75         10.75         10.75
February 2010                --            --         12.98         10.74         10.74         10.74         10.74         10.74
March 2010                   --            --         14.37         11.89         11.89         11.89         11.89         11.89
April 2010                   --            --         12.97         10.74         10.74         10.74         10.74         10.74
May 2010                     --            --         13.41         11.10         11.10         11.10         11.10         11.10
June 2010                    --            --         12.97         10.74         10.74         10.74         10.74         10.74
July 2010                    --            --         13.40         11.10         11.10         11.10         11.10         11.10
August 2010                  --            --         12.97         10.74         10.74         10.74         10.74         10.74
September 2010               --            --         12.97         10.74         10.74         10.74         10.74         10.74
October 2010                 --            --         13.40         11.09         11.09         11.09         11.09         11.09
November 2010                --            --         12.97         10.74         10.74         10.74         10.74         10.74
December 2010                --            --         13.40         11.09         11.09         11.09         11.09         11.09
January 2011                 --            --         12.97         10.73         10.73         10.73         10.73         10.73
February 2011                --            --         12.96         10.73         10.73         10.73         10.73         10.73
March 2011                   --            --         14.35         11.88         11.88         11.88         11.88         11.88
April 2011                   --            --         12.96         10.73         10.73         10.73         10.73         10.73
May 2011                     --            --         13.39         11.09         11.09         11.09         11.09         11.09
June 2011                    --            --         12.96         10.73         10.73         10.73         10.73         10.73
July 2011                    --            --         13.39         11.09         11.09         11.09         11.09         11.09
August 2011                  --            --         12.96         10.73         10.73         10.73         10.73         10.73
September 2011               --            --         12.96         10.73         10.73         10.73         10.73         10.73
October 2011                 --            --         13.39         11.09         11.09         11.09         11.09         11.09
November 2011                --            --         12.96         10.73         10.73         10.73         10.73         10.73
December 2011                --            --         13.39         11.08         11.08         11.08         11.08         11.08
January 2012                 --            --         12.96         10.73         10.73         10.73         10.73         10.73
February 2012                --            --         12.96         10.73         10.73         10.73         10.73         10.73
March 2012                   --            --         13.85         11.47         11.47         11.47         11.47         11.47
April 2012                   --            --         12.96         10.72         10.72         10.72         10.72         10.72
May 2012                     --            --         13.39         11.08         11.08         11.08         11.08         11.08
June 2012                    --            --         12.95         10.72         10.72         10.72         10.72         10.72
July 2012                    --            --         13.39         11.08         11.08         11.08         11.08         11.08
August 2012                  --            --         12.95         10.72         10.72         10.72         10.72         10.72
September 2012               --            --         12.95         10.72         10.72         10.72         10.72         10.72
October 2012                 --            --         13.38         11.08         11.08         11.08         11.08         11.08
November 2012                --            --         12.95         10.72         10.72         10.72         10.72         10.72
December 2012                --            --         13.38         11.08         11.08         11.08         11.08         11.08
January 2013                 --            --         12.95         10.72         10.72         10.72         10.72         10.72
February 2013                --            --         12.95         10.72         10.72         10.72         10.72         10.72
March 2013                   --            --         14.34         11.87         11.87         11.87         11.87         11.87
April 2013                   --            --         12.95         10.72         10.72         10.72         10.72         10.72
May 2013                     --            --         11.22         11.08         11.08         11.08         11.08         11.08
June 2013                    --            --         10.51         10.72         10.72         10.72         10.72         10.72
July 2013                    --            --         10.88         11.08         11.08         11.08         11.08         11.08
August 2013                  --            --         10.56         10.72         10.72         10.72         10.72         10.72
September 2013               --            --         10.58         10.72         10.72         10.72         10.72         10.72
October 2013                 --            --         10.96         11.08         11.08         11.08         11.08         11.08
November 2013                --            --         10.63         10.72         10.72         10.72         10.72         10.72
December 2013                --            --         11.01         11.08         11.08         11.08         11.08         11.08
January 2014                 --            --         10.68         10.72         10.72         10.72         10.72         10.72
February 2014                --            --         10.71         10.72         10.72         10.72         10.72         10.72
March 2014                   --            --         11.89         11.87         11.87         11.87         11.87         11.87
April 2014                   --            --         10.76         10.72         10.72         10.72         10.72         10.72
May 2014                     --            --         11.15         11.08         11.08         11.08         11.08         11.08
June 2014                    --            --         10.82         10.73         10.73         10.73         10.73         10.73
July 2014                    --            --         11.22         11.08         11.08         11.08         11.08         11.08
August 2014                  --            --         10.89         10.73         10.73         10.73         10.73         10.73
September 2014               --            --         10.92         10.73         10.73         10.73         10.73         10.73
October 2014                 --            --         11.32         11.09         11.09         11.09         11.09         11.09


Distribution Date    B-2 Cap (%)   B-3 Cap (%)
-----------------    -----------   -----------
                      Actual/360    Actual/360

January 2010                10.75         10.75
February 2010               10.74         10.74
March 2010                  11.89         11.89
April 2010                  10.74         10.74
May 2010                    11.10         11.10
June 2010                   10.74         10.74
July 2010                   11.10         11.10
August 2010                 10.74         10.74
September 2010              10.74         10.74
October 2010                11.09         11.09
November 2010               10.74         10.74
December 2010               11.09         11.09
January 2011                10.73         10.73
February 2011               10.73         10.73
March 2011                  11.88         11.88
April 2011                  10.73         10.73
May 2011                    11.09         11.09
June 2011                   10.73         10.73
July 2011                   11.09         11.09
August 2011                 10.73         10.73
September 2011              10.73         10.73
October 2011                11.09         11.09
November 2011               10.73         10.73
December 2011               11.08         11.08
January 2012                10.73         10.73
February 2012               10.73         10.73
March 2012                  11.47         11.47
April 2012                  10.72         10.72
May 2012                    11.08         11.08
June 2012                   10.72         10.72
July 2012                   11.08         11.08
August 2012                 10.72         10.72
September 2012              10.72         10.72
October 2012                11.08         11.08
November 2012               10.72         10.72
December 2012               11.08         11.08
January 2013                10.72         10.72
February 2013               10.72         10.72
March 2013                  11.87         11.87
April 2013                  10.72         10.72
May 2013                    11.08         11.08
June 2013                   10.72         10.72
July 2013                   11.08         11.08
August 2013                 10.72         10.72
September 2013              10.72         10.72
October 2013                11.08         11.08
November 2013               10.72         10.72
December 2013               11.08         11.08
January 2014                10.72         10.72
February 2014               10.72         10.72
March 2014                  11.87         11.87
April 2014                  10.72         10.72
May 2014                    11.08         11.08
June 2014                   10.73         10.73
July 2014                   11.08         11.08
August 2014                 10.73         10.73
September 2014              10.73         10.73
October 2014                11.09         11.09

1Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.

2Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not excercised.



The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Te rm Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the "Information." depositor of the assets to the Issuer, is an affiliate Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The of Barclays. Information contai ned herein is preliminary and has been prepared solely for information Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement purposes. and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other The Information and the assumptions on which it is based are subject to matters. change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or the Issuer. consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice , and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supple ment ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial nd Markets Act 2000 (Financial Promotion Order) Services a 2001. It is directed at persons who have professional experience in matters relating to The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays investments. Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ( FSA') and member of the London Stock Exchange.

[LOGO BARCLAYS CAPITAL]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                      March 1, 2005
Securitized Asset Backed Receivables LLC Trust 2005-OP1
--------------------------------------------------------------------------------


                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Distribution Date  A-2A Cap (%)  A-2B Cap (%)  A-2C Cap (%)  M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   M-4 Cap (%)   B-1 Cap (%)
-----------------  ------------  ------------  ------------  -----------   -----------   -----------   -----------   -----------
                    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360


November 2014                --            --         10.99         10.73         10.73         10.73         10.73         10.73
December 2014                --            --         11.39         11.09         11.09         11.09         11.09         11.09
January 2015                 --            --         11.06         10.73         10.73         10.73         10.73         10.73
February 2015                --            --         11.10         10.73         10.73         10.73         10.73         10.73
March 2015                   --            --         12.33         11.88         11.88         11.88         11.88         11.88
April 2015                   --            --         11.17         10.73         10.73         10.73         10.73         10.73
May 2015                     --            --         11.59         11.09         11.09         11.09         11.09         11.09
June 2015                    --            --         11.25         10.74         10.74         10.74         10.74         10.74
July 2015                    --            --         11.67         11.09         11.09         11.09         11.09         11.09
August 2015                  --            --         11.34         10.74         10.74         10.74         10.74         10.74
September 2015               --            --         11.38         10.74         10.74         10.74         10.74         10.74
October 2015                 --            --         11.81         11.10         11.10         11.10         11.10         11.10
November 2015                --            --         11.48         10.74         10.74         10.74         10.74         10.74
December 2015                --            --         11.91         11.10         11.10         11.10         11.10         11.10
January 2016                 --            --         11.57         10.75         10.75         10.75         10.75         10.75
February 2016                --            --         11.63         10.75         10.75         10.75         10.75         10.75
March 2016                   --            --         12.48         11.49         11.49         11.49         11.49         11.49
April 2016                   --            --         11.73         10.75         10.75         10.75         10.75         10.75
May 2016                     --            --         12.18         11.11         11.11         11.11         11.11         11.11
June 2016                    --            --         11.84         10.75         10.75         10.75         10.75            --
July 2016                    --            --         12.30         11.12         11.12         11.12         11.12            --
August 2016                  --            --         11.96         10.76         10.76         10.76         10.76            --
September 2016               --            --         12.02         10.76         10.76         10.76         10.76            --
October 2016                 --            --         12.49         11.12         11.12         11.12         11.12            --
November 2016                --            --         12.15         10.77         10.77         10.77         10.77            --
December 2016                --            --         12.62         11.13         11.13         11.13         11.13            --
January 2017                 --            --         12.28         10.77         10.77         10.77         10.77            --
February 2017                --            --         12.35         10.77         10.77         10.77            --            --
March 2017                   --            --         13.76         11.93         11.93         11.93            --            --
April 2017                   --            --         12.50         10.78         10.78         10.78            --            --
May 2017                     --            --         13.00         11.14         11.14         11.14            --            --
June 2017                    --            --         12.65         10.79         10.79         10.79            --            --
July 2017                    --            --         13.16         11.15         11.15         11.15            --            --
August 2017                  --            --         12.82         10.79         10.79         10.79            --            --
September 2017               --            --         12.90         10.80         10.80         10.80            --            --
October 2017                 --            --         13.42         11.16         11.16         11.16            --            --
November 2017                --            --         13.08         10.80         10.80         10.80            --            --
December 2017                --            --         13.61         11.17         11.17         11.17            --            --
January 2018                 --            --         13.26         10.81         10.81         10.81            --            --
February 2018                --            --         13.36         10.82         10.82         10.82            --            --
March 2018                   --            --         14.90         11.98         11.98         11.98            --            --
April 2018                   --            --         13.56         10.83         10.83         10.83            --            --
May 2018                     --            --         14.12         11.19         11.19         11.19            --            --
June 2018                    --            --         13.78         10.83         10.83         10.83            --            --
July 2018                    --            --         14.35         11.20         11.20         11.20            --            --
August 2018                  --            --         14.00         10.84         10.84         10.84            --            --
September 2018               --            --         14.12         10.85         10.85         10.85            --            --
October 2018                 --            --         14.71         11.22         11.22            --            --            --
November 2018                --            --         14.36         10.86         10.86            --            --            --
December 2018                --            --         14.97         11.23         11.23            --            --            --


Distribution Date   B-2 Cap (%)   B-3 Cap (%)
-----------------   -----------   -----------
                     Actual/360    Actual/360


November 2014              10.73         10.73
December 2014              11.09         11.09
January 2015               10.73         10.73
February 2015              10.73         10.73
March 2015                 11.88            --
April 2015                 10.73            --
May 2015                   11.09            --
June 2015                  10.74            --
July 2015                  11.09            --
August 2015                10.74            --
September 2015             10.74            --
October 2015                  --            --
November 2015                 --            --
December 2015                 --            --
January 2016                  --            --
February 2016                 --            --
March 2016                    --            --
April 2016                    --            --
May 2016                      --            --
June 2016                     --            --
July 2016                     --            --
August 2016                   --            --
September 2016                --            --
October 2016                  --            --
November 2016                 --            --
December 2016                 --            --
January 2017                  --            --
February 2017                 --            --
March 2017                    --            --
April 2017                    --            --
May 2017                      --            --
June 2017                     --            --
July 2017                     --            --
August 2017                   --            --
September 2017                --            --
October 2017                  --            --
November 2017                 --            --
December 2017                 --            --
January 2018                  --            --
February 2018                 --            --
March 2018                    --            --
April 2018                    --            --
May 2018                      --            --
June 2018                     --            --
July 2018                     --            --
August 2018                   --            --
September 2018                --            --
October 2018                  --            --
November 2018                 --            --
December 2018                 --            --


1Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.

2Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not excercised.



The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Te rm Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the "Information." depositor of the assets to the Issuer, is an affiliate Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The of Barclays. Information contai ned herein is preliminary and has been prepared solely for information Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement purposes. and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or the Issuer. consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice , and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supple ment ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services a nd Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays investments. Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ( FSA') and member of the London Stock Exchange.

[LOGO BARCLAYS CAPITAL]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                      March 1, 2005
Securitized Asset Backed Receivables LLC Trust 2005-OP1
--------------------------------------------------------------------------------


                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Distribution Date  A-2A Cap (%)   A-2B-1 Cap   (%)A-2B-2 Cap (%)  M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   M-4 Cap (%)
-----------------  ------------   ----------   -----------------  -----------   -----------   -----------   -----------
                    Actual/360    Actual/360      Actual/360       Actual/360    Actual/360    Actual/360    Actual/360

January 2019                 --            --              14.62         10.87         10.87            --            --
February 2019                --            --              14.76         10.88         10.88            --            --
March 2019                   --            --              16.49         12.05         12.05            --            --
April 2019                   --            --              15.04         10.89         10.89            --            --
May 2019                     --            --              15.69         11.26         11.26            --            --
June 2019                    --            --              15.33         10.91         10.91            --            --
July 2019                    --            --              16.00         11.28         11.28            --            --
August 2019                  --            --              15.65         10.92         10.92            --            --
September 2019               --            --              15.81         10.93         10.93            --            --
October 2019                 --            --              16.51         11.30         11.30            --            --
November 2019                --            --              16.15         10.94         10.94            --            --
December 2019                --            --              16.87         11.32            --            --            --
January 2020                 --            --              16.51         10.96            --            --            --
February 2020                --            --              16.70         10.97            --            --            --
March 2020                   --            --              18.06         11.74            --            --            --
April 2020                   --            --              17.09         10.99            --            --            --
May 2020                     --            --              17.87         11.36            --            --            --
June 2020                    --            --              17.55            --            --            --            --
July 2020                    --            --              18.52            --            --            --            --
August 2020                  --            --              18.32            --            --            --            --
September 2020               --            --              18.74            --            --            --            --
October 2020                 --            --              19.84            --            --            --            --
November 2020                --            --              19.69            --            --            --            --
December 2020                --            --              20.89            --            --            --            --
January 2021                 --            --              20.79            --            --            --            --
February 2021                --            --              21.41            --            --            --            --
March 2021                   --            --              24.45            --            --            --            --
April 2021                   --            --              22.82            --            --            --            --
May 2021                     --            --              24.41            --            --            --            --
June 2021                    --            --              24.50            --            --            --            --
July 2021                    --            --              26.33            --            --            --            --
August 2021                  --            --              26.56            --            --            --            --
September 2021               --            --              27.76            --            --            --            --
October 2021                 --            --              30.09            --            --            --            --
November 2021                --            --              30.64            --            --            --            --
December 2021                --            --              33.46            --            --            --            --
January 2022                 --            --              34.37            --            --            --            --
February 2022                --            --              36.68            --            --            --            --
March 2022                   --            --              43.60            --            --            --            --
April 2022                   --            --              42.55            --            --            --            --
May 2022                     --            --              47.83            --            --            --            --
June 2022                    --            --              50.87            --            --            --            --
July 2022                    --            --              58.54            --            --            --            --
August 2022                  --            --              64.14            --            --            --            --
September 2022               --            --              74.25            --            --            --            --
October 2022                 --            --              91.55            --            --            --            --
November 2022                --            --             110.58            --            --            --            --
December 2022                --            --             153.45            --            --            --            --
January 2023                 --            --             229.42            --            --            --            --
February 2023                --            --                  *            --            --            --            --



Distribution Date    B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
-----------------    -----------   -----------   -----------
                      Actual/360    Actual/360    Actual/360

January 2019                   --            --            --
February 2019                  --            --            --
March 2019                     --            --            --
April 2019                     --            --            --
May 2019                       --            --            --
June 2019                      --            --            --
July 2019                      --            --            --
August 2019                    --            --            --
September 2019                 --            --            --
October 2019                   --            --            --
November 2019                  --            --            --
December 2019                  --            --            --
January 2020                   --            --            --
February 2020                  --            --            --
March 2020                     --            --            --
April 2020                     --            --            --
May 2020                       --            --            --
June 2020                      --            --            --
July 2020                      --            --            --
August 2020                    --            --            --
September 2020                 --            --            --
October 2020                   --            --            --
November 2020                  --            --            --
December 2020                  --            --            --
January 2021                   --            --            --
February 2021                  --            --            --
March 2021                     --            --            --
April 2021                     --            --            --
May 2021                       --            --            --
June 2021                      --            --            --
July 2021                      --            --            --
August 2021                    --            --            --
September 2021                 --            --            --
October 2021                   --            --            --
November 2021                  --            --            --
December 2021                  --            --            --
January 2022                   --            --            --
February 2022                  --            --            --
March 2022                     --            --            --
April 2022                     --            --            --
May 2022                       --            --            --
June 2022                      --            --            --
July 2022                      --            --            --
August 2022                    --            --            --
September 2022                 --            --            --
October 2022                   --            --            --
November 2022                  --            --            --
December 2022                  --            --            --
January 2023                   --            --            --
February 2023                  --            --            --

*On the distribution date in February 2023, the Class A-2C Certificate Balance will be $136,545 and the interest paid is $103,046.

1Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts

2Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not excercised.



The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Te rm Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the "Information." depositor of the assets to the Issuer, is an affiliate Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The of Barclays. Information contai ned herein is preliminary and has been prepared solely for information Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement purposes. and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other The Information and the assumptions on which it is based are subject to matters. change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or the Issuer. consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice , and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supple ment ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial nd Markets Act 2000 (Financial Promotion Order) Services a 2001. It is directed at persons who have professional experience in matters relating The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays to investments. Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ( FSA') and member of the London Stock Exchange.

[LOGO BARCLAYS CAPITAL]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                      March 1, 2005
Securitized Asset Backed Receivables LLC Trust 2005-OP1
--------------------------------------------------------------------------------


                           Interest Rate Cap Schedules

                     Class A-2 Cap Notional Balance       Class M Cap Notional Balance
                     ------------------------------       ----------------------------
                                           Index Rate                                      Index Rate
Distribution Date  Balance ($) Strike (%)  Multiplier  Balance ($) Strike (%)  Ceiling (%) Multiplier
April 2005         24,218,900       6.542       10.00  19,524,000       6.130       8.910       10.00
May 2005           23,687,188       6.995       10.00  19,524,000       6.570       8.910       10.00
June 2005          23,147,050       6.766       10.00  19,524,000       6.340       8.910       10.00
July 2005          22,598,501       6.999       10.00  19,524,000       6.570       8.910       10.00
August 2005        22,041,641       6.768       10.00  19,524,000       6.340       8.910       10.00
September 2005     21,476,649       6.769       10.00  19,524,000       6.340       8.910       10.00
October 2005       20,903,785       7.000       10.00  19,524,000       6.570       8.910       10.00
November 2005      20,323,385       6.770       10.00  19,524,000       6.340       8.910       10.00
December 2005      19,735,869       7.001       10.00  19,524,000       6.570       8.910       10.00
January 2006       19,141,719       6.767       10.00  19,524,000       6.340       8.910       10.00
February 2006      18,541,693       6.667       10.00  19,524,000       6.250       8.910       10.00
March 2006         17,955,580       7.400       10.00  19,524,000       6.980       8.910       10.00
April 2006         17,383,105       6.662       10.00  19,524,000       6.250       8.910       10.00
May 2006           16,823,951       6.889       10.00  19,524,000       6.480       8.910       10.00
June 2006          16,277,815       6.657       10.00  19,524,000       6.250       8.910       10.00
July 2006          15,744,391       6.883       10.00  19,524,000       6.480       8.910       10.00
August 2006        15,223,384       6.650       10.00  19,524,000       6.250       8.910       10.00
September 2006     14,714,506       6.646       10.00  19,524,000       6.250       8.910       10.00
October 2006       14,217,477       6.871       10.00  19,524,000       6.480       8.910       10.00
November 2006      13,732,021       7.984       10.00  19,524,000       8.210       8.910       10.00
December 2006      13,261,033       8.278       10.00  19,524,000       8.510       8.910       10.00
January 2007       12,800,948       7.998       10.00  19,524,000       8.220       8.910       10.00
February 2007      12,351,514       7.992       10.00  19,524,000       8.220       8.910       10.00
March 2007         11,912,486       8.868       10.00  19,524,000       8.910       8.910       10.00
April 2007         11,483,624       7.979       10.00  19,524,000       8.220       8.910       10.00
May 2007           11,064,694       8.729       10.00  19,524,000       8.910       8.910       10.00
June 2007          10,656,160       8.444       10.00  19,524,000       8.880       8.910       10.00
July 2007          10,257,076       8.730       10.00  19,524,000       8.910       8.910       10.00
August 2007         9,867,225       8.436       10.00  19,524,000       8.880       8.910       10.00
September 2007      9,486,393       8.432       10.00  19,524,000       8.880       8.910       10.00
October 2007        9,114,373       8.492       10.00          --          --          --          --
November 2007       8,751,000       8.759       10.00
December 2007       8,396,685       9.064       10.00
January 2008        8,050,558       8.757       10.00
February 2008       7,712,431       8.752       10.00
March 2008          7,382,119       9.369       10.00
April 2008                 --          --          --

                         Class B Cap Notional Balance
                         ----------------------------
                                                        Index Rate
Distribution Date   Balance ($) Strike (%)  Ceiling (%) Multiplier
April 2005           4,815,100       4.670       7.450       10.00
May 2005             4,815,100       5.110       7.450       10.00
June 2005            4,815,100       4.880       7.450       10.00
July 2005            4,815,100       5.110       7.450       10.00
August 2005          4,815,100       4.880       7.450       10.00
September 2005       4,815,100       4.880       7.450       10.00
October 2005         4,815,100       5.110       7.450       10.00
November 2005        4,815,100       4.880       7.450       10.00
December 2005        4,815,100       5.110       7.450       10.00
January 2006         4,815,100       4.880       7.450       10.00
February 2006        4,815,100       4.790       7.450       10.00
March 2006           4,815,100       5.520       7.450       10.00
April 2006           4,815,100       4.790       7.450       10.00
May 2006             4,815,100       5.020       7.450       10.00
June 2006            4,815,100       4.790       7.450       10.00
July 2006            4,815,100       5.020       7.450       10.00
August 2006          4,815,100       4.790       7.450       10.00
September 2006       4,815,100       4.790       7.450       10.00
October 2006         4,815,100       5.020       7.450       10.00
November 2006        4,815,100       6.750       7.450       10.00
December 2006        4,815,100       7.050       7.450       10.00
January 2007         4,815,100       6.760       7.450       10.00
February 2007        4,815,100       6.760       7.450       10.00
March 2007           4,815,100       7.450       7.450       10.00
April 2007           4,815,100       6.760       7.450       10.00
May 2007             4,815,100       7.450       7.450       10.00
June 2007            4,815,100       7.420       7.450       10.00
July 2007            4,815,100       7.450       7.450       10.00
August 2007          4,815,100       7.420       7.450       10.00
September 2007       4,815,100       7.420       7.450       10.00
October 2007                --          --          --          --
November 2007
December 2007
January 2008
February 2008
March 2008
April 2008



The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Te rm Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contai ned herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice , and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supple ment ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services a nd Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ( FSA') and member of the London Stock Exchange.

[LOGO BARCLAYS CAPITAL]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                      March 1, 2005
Securitized Asset Backed Receivables LLC Trust 2005-OP1
--------------------------------------------------------------------------------


                      CLASS A-2A TRIGGER BALANCE SCHEDULE

Distribution Date                   Month                      Trigger Balance
March 2012                          84                         $ 9,128,016.08
April 2012                          85                         $ 7,943,161.39
May 2012                            86                         $ 6,763,825.21
June 2012                           87                         $ 5,589,976.94
July 2012                           88                         $ 4,421,586.13
August 2012                         89                         $ 3,258,622.50
September 2012                      90                         $ 2,101,055.88
October 2012                        91                         $ 948,856.30
November 2012                       92                         $ -




The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Te rm Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contai ned herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice , and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supple ment ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services a nd Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ( FSA') and member of the London Stock Exchange.

Securitized Asset Backed Receivables LLC Trust 2005-OP1
All records
================================================================================

--------------------------------------------------------------------------------
Summary Statistics
--------------------------------------------------------------------------------
As-of / Cut-off Date: 2005-03-01
Number of Mortgage Loans: 7,967
Aggregate Principal Balance ($): 1,319,193,830
Weighted Average Current Mortgage Rate (%): 7.483
Non-Zero Weighted Average Margin (%): 5.537
Non-Zero Weighted Average Maximum Rate (%): 13.497
Non-Zero Weighted Average Months to Roll: 20
Weighted Average Stated Original Term (months): 357
Weighted Average Stated Remaining Term (months): 352
Weighted Average Combined Original LTV (%): 77.72
% First Liens: 99.07
% Owner Occupied: 93.77
% Purchase: 30.75
% Full Documentation: 63.33
Non-Zero Weighted Average FICO Score: 609
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
                                                                                 Loan Pool by   Weighted     Weighted    Weighted
                                                                    Aggregate       Aggregate    Average      Average     Average
Product                                          Number of       Cut-off Date    Cut-off Date      Gross    Remaining    Combined
Types                                             Mortgage          Principal       Principal   Interest         Term    Original
Types                                                Loans            Balance         Balance       Rate     (months)      LTV (%)
----------------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                                         11         $1,337,005            0.10%     7.153%        115        73.23%
Fixed - 15 Year                                        139         12,222,360            0.93      7.965         175        69.84
Fixed - 20 Year                                        108         12,023,921            0.91      7.646         235        72.70
Fixed - 30 Year                                      2,048        310,261,426           23.52      7.488         355        75.44
ARM - 15 Year/6 Month LIBOR                              1            110,240            0.01      8.900         355       100.00
ARM - 2 Year/6 Month LIBOR                           5,081        850,980,220           64.51      7.586         355        78.38
ARM - 2 Year/6 Month LIBOR/15 Year                      16          1,226,891            0.09      8.047         175        77.57
ARM - 2 Year/6 Month LIBOR/5 Year Interest Only        261         71,460,762            5.42      6.500         355        81.18
ARM - 3 Year/6 Month LIBOR                             251         44,765,663            3.39      7.212         355        78.54
ARM - 3 Year/6 Month LIBOR/15 Year                       2            183,363            0.01      7.789         175        86.76
ARM - 3 Year/6 Month LIBOR/5 Year Interest Only         26          8,706,525            0.66      6.234         355        80.46
ARM - 6 Month LIBOR                                      5          1,178,743            0.09      7.515         355        78.64
Fixed - 30 Year/5 Year Interest Only                    18          4,736,710            0.36      6.523         355        77.91
----------------------------------------------------------------------------------------------------------------------------------
Total:                                               7,967     $1,319,193,830          100.00%     7.483%        352        77.72%
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                              % of Mortgage   Weighted    Weighted
Range of                                                       Loan Pool by    Average     Average          Weighted
Gross                       Number of          Aggregate          Aggregate      Gross   Remaining           Average
Interest                     Mortgage       Cut-off Date       Cut-off Date   Interest        Term          Combined
Rates (%)                       Loans  Principal Balance  Principal Balance       Rate    (months)  Original LTV (%)
------------------------------------------------------------------------------------------------------------------------
4.000% - 4.999%                    13         $2,660,434               0.20%     4.974%        355             70.98%
5.000% - 5.999%                   466        112,498,206               8.53      5.740         351             74.35
6.000% - 6.999%                 2,067        426,891,749              32.36      6.600         352             76.28
7.000% - 7.999%                 2,511        416,625,652              31.58      7.521         352             79.33
8.000% - 8.999%                 1,614        222,233,402              16.85      8.497         352             79.83
9.000% - 9.999%                   810         92,006,756               6.97      9.495         351             77.81
10.000% - 10.999%                 342         33,078,058               2.51     10.477         346             75.12
11.000% - 11.999%                 122         11,246,680               0.85     11.494         346             74.59
12.000% - 12.999%                  22          1,952,893               0.15     12.283         355             70.61
------------------------------------------------------------------------------------------------------------------------
Total:                          7,967     $1,319,193,830             100.00%     7.483%        352             77.72%
------------------------------------------------------------------------------------------------------------------------
Minimum: 4.390%
Maximum: 12.600%
Weighted Average: 7.483%


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever.
Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-OP1
All records
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
                                                                                 Loan Pool by     Weighted     Weighted    Weighted
Range of                                                           Aggregate        Aggregate      Average      Average     Average
Cut-off                                           Number of     Cut-off Date     Cut-off Date        Gross    Remaining    Combined
Date Principal                                     Mortgage        Principal        Principal     Interest         Term    Original
Balances ($)                                          Loans          Balance          Balance         Rate     (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
$25,001 - $50,000                                       113       $5,604,688             0.42%       9.249%         323       64.73%
$50,001 - $75,000                                     1,237       77,483,215             5.87        8.717          340       78.05
$75,001 - $100,000                                    1,135       99,542,662             7.55        8.230          347       77.81
$100,001 - $125,000                                   1,036      116,590,072             8.84        7.879          351       79.08
$125,001 - $150,000                                     942      129,022,824             9.78        7.577          352       76.91
$150,001 - $175,000                                     749      121,469,220             9.21        7.469          353       77.73
$175,001 - $200,000                                     600      112,561,412             8.53        7.297          353       76.09
$200,001 - $225,000                                     469      100,053,468             7.58        7.314          354       77.20
$225,001 - $250,000                                     361       85,947,767             6.52        7.254          354       75.32
$250,001 - $275,000                                     275       71,999,000             5.46        7.256          355       78.55
$275,001 - $300,000                                     263       75,617,422             5.73        7.248          353       77.76
$300,001 - $325,000                                     149       46,650,576             3.54        7.126          354       79.81
$325,001 - $350,000                                     134       45,225,127             3.43        7.047          353       78.63
$350,001 - $375,000                                     106       38,189,746             2.89        7.108          355       80.07
$375,001 - $400,000                                      96       37,392,454             2.83        6.967          354       79.55
$400,001 - $425,000                                      61       25,215,035             1.91        6.946          355       82.54
$425,001 - $450,000                                      54       23,555,909             1.79        6.970          355       80.81
$450,001 - $475,000                                      36       16,752,376             1.27        6.892          355       81.67
$475,001 - $500,000                                      41       20,108,598             1.52        7.299          355       76.79
$500,001 - $750,000                                      93       53,980,912             4.09        6.991          352       77.59
$750,001 - $1,000,000                                    12       10,313,738             0.78        7.331          355       70.30
$1,000,001 >=                                             5        5,917,609             0.45        6.175          354       62.45
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                7,967   $1,319,193,830           100.00%       7.483%         352       77.72%
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: $32,920
Maximum: $1,300,000
Average: $165,582


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
                                                                                 Loan Pool by     Weighted     Weighted    Weighted
                                                                   Aggregate        Aggregate      Average      Average     Average
Original                                          Number of     Cut-off Date     Cut-off Date        Gross    Remaining    Combined
Terms                                              Mortgage        Principal        Principal     Interest         Term    Original
(month)                                               Loans          Balance          Balance         Rate     (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
120                                                      11       $1,337,005             0.10%       7.153%         115       73.23%
180                                                     157       13,632,615             1.03        7.970          175       70.76
240                                                     108       12,023,921             0.91        7.646          235       72.70
360                                                   7,691    1,292,200,289            97.95        7.477          355       77.85
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                7,967   $1,319,193,830           100.00%       7.483%         352       77.72%
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 120
Maximum: 360
Weighted Average: 357


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
                                                                                 Loan Pool by     Weighted     Weighted    Weighted
Range of                                                           Aggregate        Aggregate      Average      Average     Average
Remaining                                         Number of     Cut-off Date     Cut-off Date        Gross    Remaining    Combined
Terms                                              Mortgage        Principal        Principal     Interest         Term    Original
(month)                                               Loans          Balance          Balance         Rate     (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
61 - 120                                                 11       $1,337,005             0.10%       7.153%         115       73.23%
121 - 180                                               157       13,632,615             1.03        7.970          175       70.76
181 - 240                                               108       12,023,921             0.91        7.646          235       72.70
301 - 360                                             7,691    1,292,200,289            97.95        7.477          355       77.85
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                7,967   $1,319,193,830           100.00%       7.483%         352       77.72%
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 114
Maximum: 357
Weighted Average: 352




--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever.
Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-OP1
All records
================================================================================



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
                                                                                 Loan Pool by     Weighted     Weighted    Weighted
Range of                                                           Aggregate        Aggregate      Average      Average     Average
Combined                                          Number of     Cut-off Date     Cut-off Date        Gross    Remaining    Combined
Original                                           Mortgage        Principal        Principal     Interest         Term    Original
LTV Ratios (%)                                        Loans          Balance          Balance         Rate     (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
10.01% - 15.00%                                           1          $49,201             0.00%       6.990%         175       11.24%
15.01% - 20.00%                                          14        1,224,376             0.09        7.727          350       17.82
20.01% - 25.00%                                          18        1,533,184             0.12        7.299          355       23.52
25.01% - 30.00%                                          20        2,172,353             0.16        7.641          352       28.70
30.01% - 35.00%                                          39        4,672,423             0.35        7.448          338       32.61
35.01% - 40.00%                                          59        7,239,311             0.55        7.385          344       37.83
40.01% - 45.00%                                          71       10,965,290             0.83        7.288          351       42.92
45.01% - 50.00%                                         146       23,268,261             1.76        7.197          345       48.19
50.01% - 55.00%                                         171       26,192,856             1.99        7.287          348       52.89
55.01% - 60.00%                                         273       47,912,896             3.63        7.399          349       58.10
60.01% - 65.00%                                         501       89,172,157             6.76        7.573          350       63.46
65.01% - 70.00%                                         619      111,345,254             8.44        7.442          351       68.78
70.01% - 75.00%                                         723      128,986,215             9.78        7.554          352       73.95
75.01% - 80.00%                                       2,742      435,678,808            33.03        7.346          353       79.65
80.01% - 85.00%                                         650      108,655,559             8.24        7.578          352       84.50
85.01% - 90.00%                                       1,000      182,448,438            13.83        7.532          353       89.73
90.01% - 95.00%                                         816      126,466,797             9.59        7.759          353       94.82
95.01% - 100.00%                                        104       11,210,449             0.85        8.485          352       99.89
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                7,967   $1,319,193,830           100.00%       7.483%         352       77.72%
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 11.24%
Maximum: 100.00%
Weighted Average: 77.72%



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
                                                                                 Loan Pool by     Weighted     Weighted    Weighted
Range                                                              Aggregate        Aggregate      Average      Average     Average
of                                                Number of     Cut-off Date     Cut-off Date        Gross    Remaining    Combined
Gross                                              Mortgage        Principal        Principal     Interest         Term    Original
Margins (%)                                           Loans          Balance          Balance         Rate     (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                      2,324     $340,581,423            25.82%       7.496%         343       75.17%
1.000% - 3.500%                                          60       13,802,405             1.05        5.519          354       73.05
3.501% - 4.000%                                         235       53,401,730             4.05        5.856          355       72.40
4.001% - 4.500%                                         581      122,113,540             9.26        6.357          355       75.93
4.501% - 5.000%                                         823      154,330,792            11.70        6.770          355       78.96
5.001% - 5.500%                                       1,069      195,075,018            14.79        7.225          355       79.95
5.501% - 6.000%                                         852      142,777,518            10.82        7.677          355       81.16
6.001% - 6.500%                                         721      111,914,610             8.48        8.162          355       80.76
6.501% - 7.000%                                         558       84,516,025             6.41        8.639          355       79.58
7.001% - 7.500%                                         295       41,339,182             3.13        9.008          355       77.59
7.501% - 8.000%                                         304       40,048,869             3.04        9.696          354       75.76
8.001% - 8.500%                                          80       10,164,609             0.77        9.859          355       74.96
8.501% - 9.000%                                          32        4,702,700             0.36       10.304          355       74.67
9.001% - 9.500%                                          19        2,581,995             0.20       10.977          355       70.99
9.501% - 10.000%                                         11        1,583,272             0.12       11.415          355       61.21
10.001% - 10.500%                                         3          260,142             0.02       12.307          355       58.26
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                7,967   $1,319,193,830           100.00%       7.483%         352       77.72%
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.100%
Maximum: 10.150%
Non-Zero Weighted Average: 5.537%



--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever.
Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-OP1
All records
================================================================================



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
Range                                                                            Loan Pool by     Weighted     Weighted    Weighted
of                                                                 Aggregate        Aggregate      Average      Average     Average
Minimum                                           Number of     Cut-off Date     Cut-off Date        Gross    Remaining    Combined
Mortgage                                           Mortgage        Principal        Principal     Interest         Term    Original
Rates (%)                                             Loans          Balance          Balance         Rate     (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                      2,324     $340,581,423            25.82%       7.496%         343       75.17%
4.001% - 4.500%                                           1           70,780             0.01        4.390          354       80.00
4.501% - 5.000%                                          14        3,060,839             0.23        4.992          355       72.16
5.001% - 5.500%                                          91       22,195,200             1.68        5.340          355       75.31
5.501% - 6.000%                                         326       78,160,324             5.92        5.832          355       75.06
6.001% - 6.500%                                         526      113,094,634             8.57        6.324          355       77.22
6.501% - 7.000%                                         867      180,173,662            13.66        6.817          355       79.29
7.001% - 7.500%                                         913      163,604,276            12.40        7.310          355       79.62
7.501% - 8.000%                                         911      149,445,123            11.33        7.801          355       80.46
8.001% - 8.500%                                         632       89,655,993             6.80        8.294          355       80.19
8.501% - 9.000%                                         545       81,391,274             6.17        8.785          355       79.73
9.001% - 9.500%                                         310       39,002,680             2.96        9.293          355       79.11
9.501% - 10.000%                                        260       31,312,855             2.37        9.799          354       75.63
10.001% - 10.500%                                       103       10,950,852             0.83       10.299          355       74.96
10.501% - 11.000%                                        89       10,286,644             0.78       10.773          355       70.80
11.001% - 11.500%                                        25        3,359,621             0.25       11.298          351       66.53
11.501% - 12.000%                                        23        2,319,747             0.18       11.745          355       67.64
12.001% - 12.500%                                         6          456,513             0.03       12.284          355       62.20
12.501% - 13.000%                                         1           71,390             0.01       12.600          354       65.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                7,967   $1,319,193,830           100.00%       7.483%         352       77.72%
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.390%
Maximum: 12.600%
Non-Zero Weighted Average: 7.478%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
Range                                                                            Loan Pool by     Weighted     Weighted    Weighted
of                                                                 Aggregate        Aggregate      Average      Average     Average
Maximum                                           Number of     Cut-off Date     Cut-off Date        Gross    Remaining    Combined
Mortgage                                           Mortgage        Principal        Principal     Interest         Term    Original
Rates (%)                                             Loans          Balance          Balance         Rate     (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                      2,324     $340,581,423            25.82%       7.496%         343       75.17%
10.001% - 10.500%                                         1           70,780             0.01        4.390          354       80.00
10.501% - 11.000%                                        14        3,060,839             0.23        4.992          355       72.16
11.001% - 11.500%                                        91       22,195,200             1.68        5.340          355       75.31
11.501% - 12.000%                                       320       75,086,746             5.69        5.831          355       75.01
12.001% - 12.500%                                       515      110,291,910             8.36        6.323          355       77.27
12.501% - 13.000%                                       862      178,992,075            13.57        6.800          355       79.57
13.001% - 13.500%                                       916      163,983,330            12.43        7.292          355       79.59
13.501% - 14.000%                                       913      151,307,504            11.47        7.773          355       79.99
14.001% - 14.500%                                       639       91,495,580             6.94        8.270          355       80.15
14.501% - 15.000%                                       546       81,560,396             6.18        8.762          355       80.33
15.001% - 15.500%                                       309       38,789,989             2.94        9.266          355       79.09
15.501% - 16.000%                                       266       33,300,833             2.52        9.734          354       74.81
16.001% - 16.500%                                       107       11,983,310             0.91       10.223          355       74.67
16.501% - 17.000%                                        89       10,286,644             0.78       10.773          355       70.80
17.001% - 17.500%                                        25        3,359,621             0.25       11.298          351       66.53
17.501% - 18.000%                                        23        2,319,747             0.18       11.745          355       67.64
18.001% - 18.500%                                         6          456,513             0.03       12.284          355       62.20
18.501% - 19.000%                                         1           71,390             0.01       12.600          354       65.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                7,967   $1,319,193,830           100.00%       7.483%         352       77.72%
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 10.390%
Maximum: 18.600%
Non-Zero Weighted Average: 13.497%



--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever.
Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-OP1
All records
================================================================================



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
                                                                                 Loan Pool by     Weighted     Weighted    Weighted
                                                                   Aggregate        Aggregate      Average      Average     Average
                                                  Number of     Cut-off Date     Cut-off Date        Gross    Remaining    Combined
                                                   Mortgage        Principal        Principal     Interest         Term    Original
Initial Cap (%)                                       Loans          Balance          Balance         Rate     (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                      2,324     $340,581,423            25.82%       7.496%         343       75.17%
1.000%                                                    6        1,543,543             0.12        7.192          355       78.96
2.000%                                                   20        8,194,009             0.62        7.029          353       72.53
3.000%                                                5,617      968,874,855            73.44        7.482          355       78.66
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                7,967   $1,319,193,830           100.00%       7.483%         352       77.72%
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.988%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
                                                                                 Loan Pool by     Weighted     Weighted    Weighted
                                                                   Aggregate        Aggregate      Average      Average     Average
                                                  Number of     Cut-off Date     Cut-off Date        Gross    Remaining    Combined
Periodic                                           Mortgage        Principal        Principal     Interest         Term    Original
Cap (%)                                               Loans          Balance          Balance         Rate     (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                      2,324     $340,581,423            25.82%       7.496%         343       75.17%
1.000%                                                5,594      964,935,462            73.15        7.480          355       78.67
1.500%                                                   29        8,744,832             0.66        7.174          354       74.68
2.000%                                                   20        4,932,114             0.37        7.695          354       73.62
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                7,967   $1,319,193,830           100.00%       7.483%         352       77.72%
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000%
Maximum: 2.000%
Non-Zero Weighted Average: 1.010%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
                                                                                 Loan Pool by     Weighted     Weighted    Weighted
Next                                                               Aggregate        Aggregate      Average      Average     Average
Rate                                              Number of     Cut-off Date     Cut-off Date        Gross    Remaining    Combined
Adjustment                                         Mortgage        Principal        Principal     Interest         Term    Original
Date                                                  Loans          Balance          Balance         Rate     (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                      2,324     $340,581,423            25.82%       7.496%         343       75.17%
April 2005                                                2          808,648             0.06        7.026          355       80.00
May 2005                                                  3          370,095             0.03        8.582          356       75.67
June 2006                                                 1          166,627             0.01        7.400          351       80.00
July 2006                                                 6        1,271,412             0.10        7.939          352       85.41
August 2006                                              75       18,420,841             1.40        7.807          353       73.13
September 2006                                          644      119,086,654             9.03        7.657          354       78.27
October 2006                                          3,164      559,048,145            42.38        7.341          355       78.80
November 2006                                         1,453      223,683,410            16.96        7.786          356       78.65
December 2006                                            15        1,990,784             0.15        8.580          357       79.70
August 2007                                               7        1,381,539             0.10        8.133          353       73.32
September 2007                                           52       11,578,585             0.88        7.047          354       81.06
October 2007                                            154       29,152,811             2.21        6.874          354       79.00
November 2007                                            65       11,450,015             0.87        7.389          355       77.03
December 2007                                             1           92,602             0.01        7.750          357       80.00
October 2019                                              1          110,240             0.01        8.900          355      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                7,967   $1,319,193,830           100.00%       7.483%         352       77.72%
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2006-10-23




--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever.
Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-OP1
All records
================================================================================


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
                                                                                 Loan Pool by     Weighted     Weighted    Weighted
                                                                   Aggregate        Aggregate      Average      Average     Average
                                                  Number of     Cut-off Date     Cut-off Date        Gross    Remaining    Combined
Geographical                                       Mortgage        Principal        Principal     Interest         Term    Original
Distribution                                          Loans          Balance          Balance         Rate     (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
California                                            1,247     $307,214,687            23.29%       7.110%         353       73.91%
New York                                                720      163,789,953            12.42        7.155          350       74.65
Massachusetts                                           412       91,263,040             6.92        7.042          354       75.71
Florida                                                 666       88,311,392             6.69        7.666          352       79.84
New Jersey                                              377       78,922,064             5.98        7.775          353       76.41
Texas                                                   603       65,625,345             4.97        8.131          344       79.53
Virginia                                                269       42,880,359             3.25        7.793          354       81.27
Illinois                                                268       37,453,138             2.84        7.952          353       80.10
Rhode Island                                            199       37,368,670             2.83        6.922          354       74.59
Pennsylvania                                            287       32,085,653             2.43        7.637          351       81.70
Maryland                                                180       31,452,538             2.38        8.279          355       78.89
Other                                                 2,739      342,826,991            25.99        7.736          352       81.71
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                7,967   $1,319,193,830           100.00%       7.483%         352       77.72%
-----------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 49


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
                                                                                 Loan Pool by     Weighted     Weighted    Weighted
                                                                   Aggregate        Aggregate      Average      Average     Average
                                                  Number of     Cut-off Date     Cut-off Date        Gross    Remaining    Combined
                                                   Mortgage        Principal        Principal     Interest         Term    Original
Occupancy                                             Loans          Balance          Balance         Rate     (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Primary                                               7,438   $1,236,956,857            93.77%       7.457%         352       77.62%
Investment                                              448       66,186,664             5.02        8.063          354       79.86
Second Home                                              81       16,050,309             1.22        7.093          353       76.64
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                7,967   $1,319,193,830           100.00%       7.483%         352       77.72%
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
                                                                                 Loan Pool by     Weighted     Weighted    Weighted
                                                                   Aggregate        Aggregate      Average      Average     Average
                                                  Number of     Cut-off Date     Cut-off Date        Gross    Remaining    Combined
Property                                           Mortgage        Principal        Principal     Interest         Term    Original
Types                                                 Loans          Balance          Balance         Rate     (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                               6,341   $1,004,127,199            76.12%       7.508%         351       77.46%
2-4 Family                                              626      142,908,061            10.83        7.295          354       77.76
Planned Unit Development                                499       96,681,235             7.33        7.410          354       79.52
Condo                                                   400       64,419,603             4.88        7.554          354       78.69
Manufactured Housing                                    101       11,057,733             0.84        7.856          347       79.38
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                7,967   $1,319,193,830           100.00%       7.483%         352       77.72%
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
                                                                                 Loan Pool by     Weighted     Weighted    Weighted
                                                                   Aggregate        Aggregate      Average      Average     Average
                                                  Number of     Cut-off Date     Cut-off Date        Gross    Remaining    Combined
Loan                                               Mortgage        Principal        Principal     Interest         Term    Original
Purpose                                               Loans          Balance          Balance         Rate     (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                   4,702     $817,354,754            61.96%       7.470%         351       74.83%
Purchase                                              2,656      405,634,307            30.75        7.427          355       83.37
Refinance - Rate Term                                   609       96,204,769             7.29        7.831          350       78.46
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                7,967   $1,319,193,830           100.00%       7.483%         352       77.72%
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever.
Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-OP1
All records
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
                                                                                 Loan Pool by     Weighted     Weighted    Weighted
                                                                   Aggregate        Aggregate      Average      Average     Average
                                                  Number of     Cut-off Date     Cut-off Date        Gross    Remaining    Combined
Documentation                                      Mortgage        Principal        Principal     Interest         Term    Original
Level                                                 Loans          Balance          Balance         Rate     (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation                                    5,459     $835,474,341            63.33%       7.487%         352       78.78%
Stated Documentation                                  2,419      465,713,803            35.30        7.472          352       75.89
No Documentation                                         48        9,541,577             0.72        7.367          351       79.49
Lite Documentation                                       41        8,464,110             0.64        7.773          355       72.42
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                7,967   $1,319,193,830           100.00%       7.483%         352       77.72%
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
                                                                                 Loan Pool by     Weighted     Weighted    Weighted
Original                                                           Aggregate        Aggregate      Average      Average     Average
Prepayment                                        Number of     Cut-off Date     Cut-off Date        Gross    Remaining    Combined
Penalty                                            Mortgage        Principal        Principal     Interest         Term    Original
Term (months)                                         Loans          Balance          Balance         Rate     (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
0                                                     2,148     $348,057,636            26.38%       7.756%         351       78.11%
12                                                      527      107,913,067             8.18        7.047          349       73.16
13                                                        1          154,798             0.01        8.625          353       51.32
24                                                    3,689      629,278,790            47.70        7.422          355       78.87
30                                                        4          812,719             0.06        7.889          355       88.59
36                                                    1,598      232,976,820            17.66        7.439          346       76.15
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                7,967   $1,319,193,830           100.00%       7.483%         352       77.72%
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 26


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
                                                                                 Loan Pool by     Weighted     Weighted    Weighted
                                                                   Aggregate        Aggregate      Average      Average     Average
                                                  Number of     Cut-off Date     Cut-off Date        Gross    Remaining    Combined
Lien                                               Mortgage        Principal        Principal     Interest         Term    Original
Position                                              Loans          Balance          Balance         Rate     (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
1st Lien                                              7,798   $1,306,965,042            99.07%       7.453%         352       77.68%
2nd Lien                                                169       12,228,788             0.93       10.660          331       81.84
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                7,967   $1,319,193,830           100.00%       7.483%         352       77.72%
-----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever.
Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-OP1
All records
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
                                                                                 Loan Pool by     Weighted     Weighted    Weighted
                                                                   Aggregate        Aggregate      Average      Average     Average
                                                  Number of     Cut-off Date     Cut-off Date        Gross    Remaining    Combined
FICO                                               Mortgage        Principal        Principal     Interest         Term    Original
Score                                                 Loans          Balance          Balance         Rate     (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
N/A                                                      49       $5,146,774             0.39%       8.717%         351       68.87%
500 - 500                                                23        3,282,214             0.25        8.769          355       71.35
501 - 520                                               608       95,430,586             7.23        8.660          353       72.21
521 - 540                                               690      103,753,985             7.86        8.523          352       72.06
541 - 560                                               702      111,192,990             8.43        8.134          352       73.73
561 - 580                                               754      119,492,928             9.06        7.763          352       74.46
581 - 600                                               879      141,906,920            10.76        7.565          352       78.60
601 - 620                                             1,116      179,535,876            13.61        7.298          351       79.42
621 - 640                                             1,010      169,413,099            12.84        7.060          351       79.83
641 - 660                                               749      133,105,661            10.09        6.910          352       79.62
661 - 680                                               547      100,278,224             7.60        6.789          351       80.33
681 - 700                                               327       58,791,724             4.46        6.865          352       81.70
701 - 720                                               217       39,380,689             2.99        6.847          354       82.33
721 - 740                                               130       23,199,551             1.76        6.921          353       83.75
741 - 760                                                83       17,933,600             1.36        6.800          353       80.88
761 - 780                                                58       12,075,905             0.92        6.740          353       82.50
781 - 800                                                21        4,659,948             0.35        7.056          352       86.37
801 >=                                                    4          613,157             0.05        7.191          354       82.34
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                7,967   $1,319,193,830           100.00%       7.483%         352       77.72%
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 500
Maximum: 811
Non-Zero Weighted Average: 609

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever.
Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-OP1
Group 1
================================================================================

Summary Statistics
As-of / Cut-off Date: 2005-03-01
Number of Mortgage Loans: 6,524
Aggregate Principal Balance ($): 1,012,625,182
Weighted Average Current Mortgage Rate (%): 7.484
Non-Zero Weighted Average Margin (%): 5.633
Non-Zero Weighted Average Maximum Rate (%): 13.598
Non-Zero Weighted Average Months to Roll: 20
Weighted Average Stated Original Term (months): 358
Weighted Average Stated Remaining Term (months): 353
Weighted Average Original LTV (%): 77.85
% First Liens: 100.00
% Owner Occupied: 93.44
% Purchase: 32.86
% Full Documentation: 63.83
Weighted Average FICO Score: 609


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
                                                                                 Loan Pool by     Weighted     Weighted
                                                                   Aggregate        Aggregate      Average      Average    Weighted
                                                  Number of     Cut-off Date     Cut-off Date        Gross    Remaining     Average
Product                                            Mortgage        Principal        Principal     Interest         Term    Original
Types                                                 Loans          Balance          Balance         Rate     (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                                           5         $338,225             0.03        7.603          115       68.80
Fixed - 15 Year                                          67        6,610,939             0.65        7.160          175       68.01
Fixed - 20 Year                                          54        6,841,311             0.68        6.863          235       70.82
Fixed - 30 Year                                       1,177      185,409,751            18.31        7.078          355       74.01
ARM - 15 Year/6 Month LIBOR                               1          110,240             0.01        8.900          355      100.00
ARM - 2 Year/6 Month LIBOR                            4,737      722,416,792            71.34        7.666          355       78.68
ARM - 2 Year/6 Month LIBOR/15 Year                       16        1,226,891             0.12        8.047          175       77.57
ARM - 2 Year/6 Month LIBOR/5 Year Interest Only         202       45,730,381             4.52        6.618          355       82.10
ARM - 3 Year/6 Month LIBOR                              231       36,855,548             3.64        7.343          355       78.42
ARM - 3 Year/6 Month LIBOR/15 Year                        2          183,363             0.02        7.789          175       86.76
ARM - 3 Year/6 Month LIBOR/5 Year Interest Only          17        3,664,565             0.36        6.453          355       79.41
ARM - 6 Month LIBOR                                       4          481,653             0.05        8.274          356       76.68
Fixed - 30 Year/5 Year Interest Only                     11        2,755,523             0.27        6.595          355       78.32
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                6,524   $1,012,625,182           100.00        7.484          353       77.85
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % of Mortgage
                                                                                 Loan Pool by     Weighted     Weighted
Range of                                                           Aggregate        Aggregate      Average      Average    Weighted
Gross                                             Number of     Cut-off Date     Cut-off Date        Gross    Remaining     Average
Interest                                           Mortgage        Principal        Principal     Interest         Term    Original
Rates (%)                                             Loans          Balance          Balance         Rate     (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                                         326      $67,647,742             6.68        5.812          352       74.29
6.000% - 6.999%                                       1,876      342,692,401            33.84        6.595          352       75.88
7.000% - 7.999%                                       2,165      332,601,564            32.85        7.511          353       79.69
8.000% - 8.999%                                       1,293      168,628,733            16.65        8.487          353       80.72
9.000% - 9.999%                                         595       71,309,390             7.04        9.485          354       77.93
10.000% - 10.999%                                       201       22,575,588             2.23       10.478          354       73.08
11.000% - 11.999%                                        58        6,118,439             0.60       11.483          353       68.12
12.000% - 12.999%                                        10        1,051,323             0.10       12.383          355       63.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                6,524   $1,012,625,182           100.00        7.484          353       77.85
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.450%
Maximum: 12.600%
Weighted Average: 7.484%


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever.
Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-OP1
Group 1
================================================================================


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
                                                                                 Loan Pool by    Weighted    Weighted
Range of                                                           Aggregate        Aggregate     Average     Average    Weighted
Cut-off                                           Number of     Cut-off Date     Cut-off Date       Gross   Remaining     Average
Date Principal                                     Mortgage        Principal        Principal    Interest        Term    Original
Balances ($)                                          Loans          Balance          Balance        Rate    (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
$25,001 - $50,000                                        52       $2,570,335             0.25       8.567         337       60.70
$50,001 - $75,000                                       926       58,264,719             5.75       8.433         346       78.01
$75,001 - $100,000                                      938       82,353,206             8.13       8.040         350       78.04
$100,001 - $125,000                                     890      100,170,221             9.89       7.770         353       79.19
$125,001 - $150,000                                     848      116,150,859            11.47       7.550         352       77.13
$150,001 - $175,000                                     666      107,917,218            10.66       7.411         354       77.71
$175,001 - $200,000                                     547      102,654,579            10.14       7.287         352       76.36
$200,001 - $225,000                                     437       93,204,090             9.20       7.314         354       77.20
$225,001 - $250,000                                     337       80,193,118             7.92       7.265         355       75.04
$250,001 - $275,000                                     253       66,198,805             6.54       7.309         355       78.66
$275,001 - $300,000                                     246       70,727,113             6.98       7.279         354       77.86
$300,001 - $325,000                                     140       43,810,076             4.33       7.201         354       79.83
$325,001 - $350,000                                     127       42,823,398             4.23       7.015         354       78.75
$350,001 - $375,000                                      57       20,304,274             2.01       7.028         355       82.05
$375,001 - $400,000                                      20        7,801,014             0.77       7.230         355       83.56
$400,001 - $425,000                                      16        6,633,789             0.66       7.061         355       84.28
$425,001 - $450,000                                      15        6,509,388             0.64       6.754         355       86.38
$450,001 - $475,000                                       5        2,314,722             0.23       7.511         355       90.18
$475,001 - $500,000                                       3        1,491,527             0.15       7.311         355       65.39
$500,001 - $750,000                                       1          532,730             0.05       5.850         355       90.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                6,524   $1,012,625,182           100.00       7.484         353       77.85
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: $32,920
Maximum: $532,730
Average: $155,215


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
                                                                                 Loan Pool by    Weighted    Weighted
                                                                   Aggregate        Aggregate     Average     Average    Weighted
Original                                          Number of     Cut-off Date     Cut-off Date       Gross   Remaining     Average
Terms                                              Mortgage        Principal        Principal    Interest        Term    Original
(month)                                               Loans          Balance          Balance        Rate    (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
120                                                       5         $338,225             0.03       7.603         115       68.80
180                                                      85        8,021,193             0.79       7.310         175       69.90
240                                                      54        6,841,311             0.68       6.863         235       70.82
360                                                   6,380      997,424,452            98.50       7.490         355       77.97
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                6,524   $1,012,625,182           100.00       7.484         353       77.85
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 120
Maximum: 360
Weighted Average: 358


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
                                                                                 Loan Pool by    Weighted    Weighted
Range of                                                           Aggregate        Aggregate     Average     Average    Weighted
Remaining                                         Number of     Cut-off Date     Cut-off Date       Gross   Remaining     Average
Terms                                              Mortgage        Principal        Principal    Interest        Term    Original
(month)                                               Loans          Balance          Balance        Rate    (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
61 - 120                                                  5         $338,225             0.03       7.603         115       68.80
121 - 180                                                85        8,021,193             0.79       7.310         175       69.90
181 - 240                                                54        6,841,311             0.68       6.863         235       70.82
301 - 360                                             6,380      997,424,452            98.50       7.490         355       77.97
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                6,524   $1,012,625,182           100.00       7.484         353       77.85
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 114
Maximum: 357
Weighted Average: 353



--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever.
Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-OP1
Group 1
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
                                                                                 Loan Pool by    Weighted    Weighted
                                                                   Aggregate        Aggregate     Average     Average    Weighted
Range of                                          Number of     Cut-off Date     Cut-off Date       Gross   Remaining     Average
Original                                           Mortgage        Principal        Principal    Interest        Term    Original
LTV Ratios (%)                                        Loans          Balance          Balance        Rate    (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
10.01% - 15.00%                                           1          $49,201             0.00       6.990         175       11.24
15.01% - 20.00%                                           9          825,239             0.08       7.697         356       17.63
20.01% - 25.00%                                          17        1,463,390             0.14       7.285         355       23.51
25.01% - 30.00%                                          17        1,997,097             0.20       7.549         355       28.73
30.01% - 35.00%                                          23        2,485,846             0.25       7.467         346       32.63
35.01% - 40.00%                                          49        6,251,872             0.62       7.301         347       37.81
40.01% - 45.00%                                          50        7,740,805             0.76       7.214         354       42.79
45.01% - 50.00%                                         114       16,996,582             1.68       7.145         346       48.07
50.01% - 55.00%                                         143       21,424,711             2.12       7.278         348       52.80
55.01% - 60.00%                                         224       36,344,508             3.59       7.413         350       58.04
60.01% - 65.00%                                         396       67,102,845             6.63       7.640         350       63.58
65.01% - 70.00%                                         482       81,471,561             8.05       7.438         352       68.75
70.01% - 75.00%                                         562       90,373,841             8.92       7.551         353       74.01
75.01% - 80.00%                                       2,366      347,785,034            34.34       7.379         353       79.70
80.01% - 85.00%                                         529       85,473,984             8.44       7.523         353       84.55
85.01% - 90.00%                                         867      143,617,317            14.18       7.579         354       89.74
90.01% - 95.00%                                         628       94,652,575             9.35       7.727         354       94.83
95.01% - 100.00%                                         47        6,568,772             0.65       7.518         355       99.81
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                6,524   $1,012,625,182           100.00       7.484         353       77.85
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 11.24%
Maximum: 100.00%
Weighted Average: 77.85%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
                                                                                 Loan Pool by    Weighted    Weighted
Range                                                              Aggregate        Aggregate     Average     Average    Weighted
of                                                Number of     Cut-off Date     Cut-off Date       Gross   Remaining     Average
Gross                                              Mortgage        Principal        Principal    Interest        Term    Original
Margins (%)                                           Loans          Balance          Balance        Rate    (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                      1,314     $201,955,748            19.94       7.068         345       73.76
1.000% - 3.500%                                          29        5,664,815             0.56       5.934         354       72.17
3.501% - 4.000%                                         168       31,503,223             3.11       5.982         355       70.30
4.001% - 4.500%                                         528       95,266,399             9.41       6.374         355       76.32
4.501% - 5.000%                                         763      127,581,490            12.60       6.778         355       79.04
5.001% - 5.500%                                         997      161,634,332            15.96       7.254         355       80.43
5.501% - 6.000%                                         800      122,414,242            12.09       7.693         355       81.32
6.001% - 6.500%                                         685       99,455,620             9.82       8.175         355       80.88
6.501% - 7.000%                                         527       73,040,326             7.21       8.655         355       79.61
7.001% - 7.500%                                         284       37,806,219             3.73       9.044         355       77.78
7.501% - 8.000%                                         291       37,972,234             3.75       9.711         354       75.36
8.001% - 8.500%                                          78       10,033,701             0.99       9.850         355       74.84
8.501% - 9.000%                                          31        4,626,883             0.46      10.300         355       74.58
9.001% - 9.500%                                          17        2,377,143             0.23      10.924         355       70.76
9.501% - 10.000%                                          9        1,032,664             0.10      11.294         356       61.85
10.001% - 10.500%                                         3          260,142             0.03      12.307         355       58.26
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                6,524   $1,012,625,182           100.00       7.484         353       77.85
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.100%
Maximum: 10.150%
Non-Zero Weighted Average: 5.633%


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever.
Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-OP1
Group 1
================================================================================


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
Range                                                                            Loan Pool by    Weighted    Weighted
of                                                                 Aggregate        Aggregate     Average     Average    Weighted
Minimum                                           Number of     Cut-off Date     Cut-off Date       Gross   Remaining     Average
Mortgage                                           Mortgage        Principal        Principal    Interest        Term    Original
Rates (%)                                             Loans          Balance          Balance        Rate    (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                      1,314     $201,955,748            19.94       7.068         345       73.76
5.001% - 5.500%                                          21        4,829,335             0.48       5.496         355       76.01
5.501% - 6.000%                                         289       58,905,405             5.82       5.829         355       74.72
6.001% - 6.500%                                         486       92,393,278             9.12       6.319         355       77.38
6.501% - 7.000%                                         787      142,089,067            14.03       6.811         355       79.15
7.001% - 7.500%                                         853      136,562,018            13.49       7.306         355       80.14
7.501% - 8.000%                                         871      133,432,234            13.18       7.800         355       80.41
8.001% - 8.500%                                         604       79,837,779             7.88       8.301         355       80.94
8.501% - 9.000%                                         513       69,258,510             6.84       8.777         355       80.30
9.001% - 9.500%                                         299       36,887,930             3.64       9.294         355       79.02
9.501% - 10.000%                                        251       30,286,350             2.99       9.798         354       75.52
10.001% - 10.500%                                       101       10,817,132             1.07      10.299         355       74.97
10.501% - 11.000%                                        84        9,918,584             0.98      10.776         355       70.50
11.001% - 11.500%                                        23        2,757,154             0.27      11.260         350       67.53
11.501% - 12.000%                                        22        2,238,144             0.22      11.737         355       67.37
12.001% - 12.500%                                         6          456,513             0.05      12.284         355       62.20
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                6,524   $1,012,625,182           100.00       7.484         353       77.85
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 5.450%
Maximum: 12.500%
Non-Zero Weighted Average: 7.588%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
Range                                                                            Loan Pool by    Weighted    Weighted
of                                                                 Aggregate        Aggregate     Average     Average    Weighted
Maximum                                           Number of     Cut-off Date     Cut-off Date       Gross   Remaining     Average
Mortgage                                           Mortgage        Principal        Principal    Interest        Term    Original
Rates (%)                                             Loans          Balance          Balance        Rate    (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                      1,314     $201,955,748            19.94       7.068         345       73.76
11.001% - 11.500%                                        21        4,829,335             0.48       5.496         355       76.01
11.501% - 12.000%                                       286       58,263,889             5.75       5.827         355       74.65
12.001% - 12.500%                                       477       90,358,350             8.92       6.317         355       77.51
12.501% - 13.000%                                       783      141,408,751            13.96       6.806         355       79.37
13.001% - 13.500%                                       856      137,131,620            13.54       7.291         355       80.08
13.501% - 14.000%                                       871      133,323,432            13.17       7.791         355       80.15
14.001% - 14.500%                                       610       81,273,678             8.03       8.285         355       80.81
14.501% - 15.000%                                       515       69,850,572             6.90       8.764         355       80.63
15.001% - 15.500%                                       297       36,120,585             3.57       9.284         355       79.14
15.501% - 16.000%                                       254       30,889,238             3.05       9.773         354       75.09
16.001% - 16.500%                                       105       11,849,590             1.17      10.222         355       74.67
16.501% - 17.000%                                        84        9,918,584             0.98      10.776         355       70.50
17.001% - 17.500%                                        23        2,757,154             0.27      11.260         350       67.53
17.501% - 18.000%                                        22        2,238,144             0.22      11.737         355       67.37
18.001% - 18.500%                                         6          456,513             0.05      12.284         355       62.20
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                6,524   $1,012,625,182           100.00       7.484         353       77.85
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.450%
Maximum: 18.500%
Non-Zero Weighted Average: 13.598%




--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-OP1
Group 1
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
                                                                                 Loan Pool by    Weighted    Weighted
                                                                   Aggregate        Aggregate     Average     Average    Weighted
                                                  Number of     Cut-off Date     Cut-off Date       Gross   Remaining     Average
                                                   Mortgage        Principal        Principal    Interest        Term    Original
Initial Cap (%)                                       Loans          Balance          Balance        Rate    (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                      1,314     $201,955,748            19.94       7.068         345       73.76
 1.000%                                                   4          481,653             0.05       8.274         356       76.68
 2.000%                                                  12        2,394,160             0.24       7.527         354       71.60
 3.000%                                               5,194      807,793,621            79.77       7.588         355       78.89
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                6,524   $1,012,625,182           100.00       7.484         353       77.85
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.996%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
                                                                                 Loan Pool by    Weighted    Weighted
                                                                   Aggregate        Aggregate     Average     Average    Weighted
                                                  Number of     Cut-off Date     Cut-off Date       Gross   Remaining     Average
Periodic                                           Mortgage        Principal        Principal    Interest        Term    Original
Cap (%)                                               Loans          Balance          Balance        Rate    (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                      1,314     $201,955,748            19.94       7.068         345       73.76
1.000%                                                5,173      803,001,476            79.30       7.588         355       78.92
1.500%                                                   20        4,306,301             0.43       7.256         354       72.19
2.000%                                                   17        3,361,657             0.33       8.030         354       74.43
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                6,524   $1,012,625,182           100.00       7.484         353       77.85
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000%
Maximum: 2.000%
Non-Zero Weighted Average: 1.007%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
                                                                                 Loan Pool by    Weighted    Weighted
Next                                                               Aggregate        Aggregate     Average     Average    Weighted
Rate                                              Number of     Cut-off Date     Cut-off Date       Gross   Remaining     Average
Adjustment                                         Mortgage        Principal        Principal    Interest        Term    Original
Date                                                  Loans          Balance          Balance        Rate    (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                      1,314     $201,955,748            19.94       7.068         345       73.76
April 2005                                                1          111,558             0.01       7.250         355       80.00
May 2005                                                  3          370,095             0.04       8.582         356       75.67
July 2006                                                 5          743,335             0.07       7.903         352       82.15
August 2006                                              63       11,485,596             1.13       8.278         353       73.80
September 2006                                          565       91,952,107             9.08       7.830         354       78.62
October 2006                                          2,924      465,917,024            46.01       7.444         355       79.12
November 2006                                         1,384      197,681,217            19.52       7.827         356       78.75
December 2006                                            14        1,594,784             0.16       8.936         357       77.14
August 2007                                               6        1,324,126             0.13       8.056         353       73.03
September 2007                                           43        7,016,751             0.69       7.545         354       80.34
October 2007                                            137       22,251,026             2.20       7.002         354       79.14
November 2007                                            63       10,018,971             0.99       7.544         355       76.69
December 2007                                             1           92,602             0.01       7.750         357       80.00
October 2019                                              1          110,240             0.01       8.900         355      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                6,524   $1,012,625,182           100.00       7.484         353       77.85
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2006-10-23




--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever.
Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-OP1
Group 1
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
                                                                                 Loan Pool by    Weighted    Weighted
                                                                   Aggregate        Aggregate     Average     Average    Weighted
                                                  Number of     Cut-off Date     Cut-off Date       Gross   Remaining     Average
Geographical                                       Mortgage        Principal        Principal    Interest        Term    Original
Distribution                                          Loans          Balance          Balance        Rate    (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
California                                              882     $186,968,849            18.46       7.137         353       72.57
New York                                                538      118,979,176            11.75       7.119         351       74.65
Florida                                                 575       76,005,837             7.51       7.592         353       79.96
Massachusetts                                           330       69,157,358             6.83       7.010         354       75.13
New Jersey                                              319       63,576,368             6.28       7.744         354       77.38
Texas                                                   481       51,884,489             5.12       8.020         348       80.26
Virginia                                                226       33,661,720             3.32       7.772         354       80.63
Illinois                                                241       33,435,227             3.30       7.929         355       80.14
Rhode Island                                            175       31,493,783             3.11       6.972         354       74.56
Pennsylvania                                            238       26,992,761             2.67       7.552         353       81.60
Maryland                                                149       26,381,515             2.61       8.227         355       78.75
Other                                                 2,370      294,088,100            29.04       7.684         353       81.63
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                6,524   $1,012,625,182           100.00       7.484         353       77.85
-----------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 49


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
                                                                                 Loan Pool by    Weighted    Weighted
                                                                   Aggregate        Aggregate     Average     Average    Weighted
                                                  Number of     Cut-off Date     Cut-off Date       Gross   Remaining     Average
                                                   Mortgage        Principal        Principal    Interest        Term    Original
Occupancy                                             Loans          Balance          Balance        Rate    (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Primary                                               6,056     $946,179,656            93.44       7.454         353       77.70
Investment                                              404       56,641,895             5.59       8.056         354       79.99
Second Home                                              64        9,803,631             0.97       7.143         352       80.11
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                6,524   $1,012,625,182           100.00       7.484         353       77.85
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
                                                                                 Loan Pool by    Weighted    Weighted
                                                                   Aggregate        Aggregate     Average     Average    Weighted
                                                  Number of     Cut-off Date     Cut-off Date       Gross   Remaining     Average
Property                                           Mortgage        Principal        Principal    Interest        Term    Original
Types                                                 Loans          Balance          Balance        Rate    (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                               5,155     $764,857,489            75.53       7.505         352       77.59
2-4 Family                                              534      115,729,999            11.43       7.302         354       78.02
Planned Unit Development                                404       68,998,167             6.81       7.494         354       79.67
Condo                                                   346       53,402,403             5.27       7.533         354       78.57
Manufactured Housing                                     85        9,637,123             0.95       7.704         348       79.43
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                6,524   $1,012,625,182           100.00       7.484         353       77.85
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
                                                                                 Loan Pool by    Weighted    Weighted
                                                                   Aggregate        Aggregate     Average     Average    Weighted
                                                  Number of     Cut-off Date     Cut-off Date       Gross   Remaining     Average
Loan                                               Mortgage        Principal        Principal    Interest        Term    Original
Purpose                                               Loans          Balance          Balance        Rate    (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                   3,703     $607,211,271            59.96       7.476         352       74.78
Purchase                                              2,332      332,753,461            32.86       7.433         355       83.45
Refinance - Rate Term                                   489       72,660,450             7.18       7.792         350       77.85
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                6,524   $1,012,625,182           100.00       7.484         353       77.85
-----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever.
Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-OP1
Group 1
================================================================================


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
                                                                                 Loan Pool by    Weighted    Weighted
                                                                   Aggregate        Aggregate     Average     Average    Weighted
                                                  Number of     Cut-off Date     Cut-off Date       Gross   Remaining     Average
Documentation                                      Mortgage        Principal        Principal    Interest        Term    Original
Level                                                 Loans          Balance          Balance        Rate    (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation                                    4,440     $646,351,955            63.83       7.481         353       78.75
Stated Documentation                                  2,010      354,156,195            34.97       7.487         353       76.15
No Documentation                                         44        7,302,382             0.72       7.491         350       82.03
Lite Documentation                                       30        4,814,649             0.48       7.716         355       75.25
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                6,524   $1,012,625,182           100.00       7.484         353       77.85
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
                                                                                 Loan Pool by    Weighted    Weighted
Original                                                           Aggregate        Aggregate     Average     Average    Weighted
Prepayment                                        Number of     Cut-off Date     Cut-off Date       Gross   Remaining     Average
Penalty                                            Mortgage        Principal        Principal    Interest        Term    Original
Term (months)                                         Loans          Balance          Balance        Rate    (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
0                                                     1,775     $281,769,597            27.83       7.717         353       78.30
12                                                      391       75,397,637             7.45       6.928         349       73.33
13                                                        1          154,798             0.02       8.625         353       51.32
24                                                    3,341      506,618,954            50.03       7.535         355       79.14
30                                                        4          812,719             0.08       7.889         355       88.59
36                                                    1,012      147,871,475            14.60       7.145         348       74.87
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                6,524   $1,012,625,182           100.00       7.484         353       77.85
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 25


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
                                                                                 Loan Pool by    Weighted    Weighted
                                                                   Aggregate        Aggregate     Average     Average    Weighted
                                                  Number of     Cut-off Date     Cut-off Date       Gross   Remaining     Average
Lien                                               Mortgage        Principal        Principal    Interest        Term    Original
Position                                              Loans          Balance          Balance        Rate    (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
1st Lien                                              6,524   $1,012,625,182           100.00       7.484         353       77.85
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                6,524   $1,012,625,182           100.00       7.484         353       77.85
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever.
Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-OP1
Group 1
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
                                                                                 Loan Pool by    Weighted    Weighted
                                                                   Aggregate        Aggregate     Average     Average    Weighted
                                                  Number of     Cut-off Date     Cut-off Date       Gross   Remaining     Average
FICO                                               Mortgage        Principal        Principal    Interest        Term    Original
Score                                                 Loans          Balance          Balance        Rate    (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
500 - 500                                                22       $3,062,701             0.30       8.754         355       70.73
501 - 520                                               500       76,132,548             7.52       8.718         354       72.22
521 - 540                                               562       82,309,609             8.13       8.490         354       72.62
541 - 560                                               554       86,007,742             8.49       8.107         355       73.66
561 - 580                                               576       88,153,225             8.71       7.690         354       75.36
581 - 600                                               686      104,857,544            10.36       7.479         353       78.63
601 - 620                                               921      141,371,036            13.96       7.241         352       79.33
621 - 640                                               875      133,062,152            13.14       7.066         351       79.66
641 - 660                                               640      100,864,321             9.96       6.970         353       79.08
661 - 680                                               475       78,769,880             7.78       6.853         351       80.44
681 - 700                                               277       44,501,813             4.39       6.988         351       82.83
701 - 720                                               184       29,452,039             2.91       6.979         355       82.57
721 - 740                                               110       17,356,022             1.71       7.028         354       83.94
741 - 760                                                68       12,490,729             1.23       6.880         352       82.39
761 - 780                                                53       10,336,887             1.02       6.833         353       82.27
781 - 800                                                18        3,388,367             0.33       7.279         352       87.52
801 >=                                                    3          508,566             0.05       6.973         354       78.71
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                6,524   $1,012,625,182           100.00       7.484         353       77.85
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 500
Maximum: 806
Weighted Average: 609



--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever.
Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-OP1
Group 2
================================================================================

Summary Statistics
As-of / Cut-off Date: 2005-03-01
Number of Mortgage Loans: 1,443
Aggregate Principal Balance ($): 306,568,648
Weighted Average Current Mortgage Rate (%): 7.478
Non-Zero Weighted Average Margin (%): 5.074
Non-Zero Weighted Average Maximum Rate (%): 13.007
Non-Zero Weighted Average Months to Roll: 20
Weighted Average Stated Original Term (months): 354
Weighted Average Stated Remaining Term (months): 349
Weighted Average Combined Original LTV (%): 77.29
% First Liens: 96.01
% Owner Occupied: 94.85
% Purchase: 23.77
% Full Documentation: 61.69
Non-Zero Weighted Average FICO Score: 611


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
                                                                                 Loan Pool by     Weighted     Weighted    Weighted
                                                                   Aggregate        Aggregate      Average      Average     Average
                                                  Number of     Cut-off Date     Cut-off Date        Gross    Remaining    Combined
Product                                            Mortgage        Principal        Principal     Interest         Term    Original
Types                                                 Loans          Balance          Balance         Rate     (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                                           6         $998,780             0.33%       7.001%         115       74.73%
Fixed - 15 Year                                          72        5,611,422             1.83        8.913          175       71.99
Fixed - 20 Year                                          54        5,182,610             1.69        8.681          235       75.18
Fixed - 30 Year                                         871      124,851,675            40.73        8.098          355       77.55
ARM - 2 Year/6 Month LIBOR                              344      128,563,428            41.94        7.135          355       76.65
ARM - 2 Year/6 Month LIBOR/5 Year Interest Only          59       25,730,381             8.39        6.290          355       79.54
ARM - 3 Year/6 Month LIBOR                               20        7,910,115             2.58        6.602          355       79.07
ARM - 3 Year/6 Month LIBOR/5 Year Interest Only           9        5,041,960             1.64        6.075          355       81.23
ARM - 6 Month LIBOR                                       1          697,090             0.23        6.990          355       80.00
Fixed - 30 Year/5 Year Interest Only                      7        1,981,188             0.65        6.422          355       77.34
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                1,443     $306,568,648           100.00%       7.478%         349       77.29%
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
                                                                                 Loan Pool by     Weighted     Weighted    Weighted
Range of                                                           Aggregate        Aggregate      Average      Average     Average
Gross                                             Number of     Cut-off Date     Cut-off Date        Gross    Remaining    Combined
Interest                                           Mortgage        Principal        Principal     Interest         Term    Original
Rates (%)                                             Loans          Balance          Balance         Rate     (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
4.000% - 4.999%                                          13       $2,660,434             0.87%       4.974%         355       70.98%
5.000% - 5.999%                                         140       44,850,464            14.63        5.632          349       74.44
6.000% - 6.999%                                         191       84,199,348            27.47        6.617          355       77.95
7.000% - 7.999%                                         346       84,024,089            27.41        7.561          350       77.91
8.000% - 8.999%                                         321       53,604,668            17.49        8.528          347       77.03
9.000% - 9.999%                                         215       20,697,365             6.75        9.529          337       77.37
10.000% - 10.999%                                       141       10,502,470             3.43       10.476          329       79.51
11.000% - 11.999%                                        64        5,128,241             1.67       11.508          339       82.30
12.000% - 12.999%                                        12          901,569             0.29       12.165          355       79.49
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                1,443     $306,568,648           100.00%       7.478%         349       77.29%
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.390%
Maximum: 12.600%
Weighted Average: 7.478%

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-OP1
Group 2
================================================================================


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
                                                                                 Loan Pool by     Weighted     Weighted    Weighted
Range of                                                           Aggregate        Aggregate      Average      Average     Average
Cut-off                                           Number of     Cut-off Date     Cut-off Date        Gross    Remaining    Combined
Date Principal                                     Mortgage        Principal        Principal     Interest         Term    Original
Balances ($)                                          Loans          Balance          Balance         Rate     (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
$25,001 - $50,000                                        61       $3,034,354             0.99%       9.827%         311       68.15%
$50,001 - $75,000                                       311       19,218,495             6.27        9.581          324       78.16
$75,001 - $100,000                                      197       17,189,456             5.61        9.141          335       76.75
$100,001 - $125,000                                     146       16,419,851             5.36        8.540          341       78.40
$125,001 - $150,000                                      94       12,871,965             4.20        7.822          344       74.93
$150,001 - $175,000                                      83       13,552,003             4.42        7.936          347       77.90
$175,001 - $200,000                                      53        9,906,833             3.23        7.403          355       73.30
$200,001 - $225,000                                      32        6,849,379             2.23        7.306          355       77.17
$225,001 - $250,000                                      24        5,754,648             1.88        7.103          350       79.18
$250,001 - $275,000                                      22        5,800,195             1.89        6.646          355       77.29
$275,001 - $300,000                                      17        4,890,308             1.60        6.801          345       76.35
$300,001 - $325,000                                       9        2,840,499             0.93        5.979          355       79.53
$325,001 - $350,000                                       7        2,401,729             0.78        7.619          338       76.55
$350,001 - $375,000                                      49       17,885,472             5.83        7.198          355       77.81
$375,001 - $400,000                                      76       29,591,440             9.65        6.898          353       78.49
$400,001 - $425,000                                      45       18,581,247             6.06        6.905          355       81.92
$425,001 - $450,000                                      39       17,046,520             5.56        7.053          355       78.69
$450,001 - $475,000                                      31       14,437,653             4.71        6.793          355       80.30
$475,001 - $500,000                                      38       18,617,071             6.07        7.298          355       77.70
$500,001 - $750,000                                      92       53,448,182            17.43        7.002          352       77.46
$750,001 - $1,000,000                                    12       10,313,738             3.36        7.331          355       70.30
$1,000,001 >=                                             5        5,917,609             1.93        6.175          354       62.45
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                1,443     $306,568,648           100.00%       7.478%         349       77.29%
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: $48,649
Maximum: $1,300,000
Average: $212,452


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
                                                                                 Loan Pool by     Weighted     Weighted    Weighted
                                                                   Aggregate        Aggregate      Average      Average     Average
Original                                          Number of     Cut-off Date     Cut-off Date        Gross    Remaining    Combined
Terms                                              Mortgage        Principal        Principal     Interest         Term    Original
(month)                                               Loans          Balance          Balance         Rate     (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
120                                                       6         $998,780             0.33%       7.001%         115       74.73%
180                                                      72        5,611,422             1.83        8.913          175       71.99
240                                                      54        5,182,610             1.69        8.681          235       75.18
360                                                   1,311      294,775,836            96.15        7.431          355       77.44
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                1,443     $306,568,648           100.00%       7.478%         349       77.29%
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 120
Maximum: 360
Weighted Average: 354


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
                                                                                 Loan Pool by     Weighted     Weighted    Weighted
Range of                                                           Aggregate        Aggregate      Average      Average     Average
Remaining                                         Number of     Cut-off Date     Cut-off Date        Gross    Remaining    Combined
Terms                                              Mortgage        Principal        Principal     Interest         Term    Original
(month)                                               Loans          Balance          Balance         Rate     (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
61 - 120                                                  6         $998,780             0.33%       7.001%         115       74.73%
121 - 180                                                72        5,611,422             1.83        8.913          175       71.99
181 - 240                                                54        5,182,610             1.69        8.681          235       75.18
301 - 360                                             1,311      294,775,836            96.15        7.431          355       77.44
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                1,443     $306,568,648           100.00%       7.478%         349       77.29%
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 115
Maximum: 357
Weighted Average: 349



--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever.
Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-OP1
Group 2
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
                                                                                 Loan Pool by     Weighted     Weighted    Weighted
Range of                                                           Aggregate        Aggregate      Average      Average     Average
Combined                                          Number of     Cut-off Date     Cut-off Date        Gross    Remaining    Combined
Original                                           Mortgage        Principal        Principal     Interest         Term    Original
LTV Ratios (%)                                        Loans          Balance          Balance         Rate     (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
15.01% - 20.00%                                           5         $399,136             0.13%       7.791%         337       18.21%
20.01% - 25.00%                                           1           69,794             0.02        7.600          356       23.73
25.01% - 30.00%                                           3          175,256             0.06        8.688          321       28.39
30.01% - 35.00%                                          16        2,186,577             0.71        7.427          330       32.59
35.01% - 40.00%                                          10          987,439             0.32        7.916          321       37.92
40.01% - 45.00%                                          21        3,224,484             1.05        7.467          345       43.24
45.01% - 50.00%                                          32        6,271,679             2.05        7.340          343       48.51
50.01% - 55.00%                                          28        4,768,146             1.56        7.331          348       53.28
55.01% - 60.00%                                          49       11,568,387             3.77        7.357          346       58.30
60.01% - 65.00%                                         105       22,069,312             7.20        7.369          347       63.10
65.01% - 70.00%                                         137       29,873,693             9.74        7.456          349       68.85
70.01% - 75.00%                                         161       38,612,374            12.60        7.560          350       73.80
75.01% - 80.00%                                         376       87,893,774            28.67        7.216          350       79.46
80.01% - 85.00%                                         121       23,181,575             7.56        7.783          347       84.33
85.01% - 90.00%                                         133       38,831,121            12.67        7.358          351       89.70
90.01% - 95.00%                                         188       31,814,222            10.38        7.854          351       94.79
95.01% - 100.00%                                         57        4,641,677             1.51        9.854          347      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                1,443     $306,568,648           100.00%       7.478%         349       77.29%
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 16.96%
Maximum: 100.00%
Weighted Average: 77.29%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
                                                                                 Loan Pool by     Weighted     Weighted    Weighted
Range                                                              Aggregate        Aggregate      Average      Average     Average
of                                                Number of     Cut-off Date     Cut-off Date        Gross    Remaining    Combined
Gross                                              Mortgage        Principal        Principal     Interest         Term    Original
Margins (%)                                           Loans          Balance          Balance         Rate     (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                      1,010     $138,625,675            45.22%       8.121%         342       77.21%
1.000% - 3.500%                                          31        8,137,590             2.65        5.230          355       73.66
3.501% - 4.000%                                          67       21,898,507             7.14        5.676          355       75.41
4.001% - 4.500%                                          53       26,847,141             8.76        6.297          355       74.54
4.501% - 5.000%                                          60       26,749,302             8.73        6.728          355       78.56
5.001% - 5.500%                                          72       33,440,685            10.91        7.088          355       77.62
5.501% - 6.000%                                          52       20,363,276             6.64        7.587          355       80.21
6.001% - 6.500%                                          36       12,458,990             4.06        8.060          355       79.79
6.501% - 7.000%                                          31       11,475,699             3.74        8.542          355       79.37
7.001% - 7.500%                                          11        3,532,963             1.15        8.617          354       75.54
7.501% - 8.000%                                          13        2,076,635             0.68        9.419          355       83.13
8.001% - 8.500%                                           2          130,908             0.04       10.550          354       84.26
8.501% - 9.000%                                           1           75,817             0.02       10.550          354       80.00
9.001% - 9.500%                                           2          204,852             0.07       11.589          354       73.59
9.501% - 10.000%                                          2          550,608             0.18       11.643          355       60.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                1,443     $306,568,648           100.00%       7.478%         349       77.29%
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.320%
Maximum: 10.000%
Non-Zero Weighted Average: 5.074%


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever.
Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------

BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-OP1
Group 2
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
Range                                                                            Loan Pool by     Weighted     Weighted    Weighted
of                                                                 Aggregate        Aggregate      Average      Average     Average
Minimum                                           Number of     Cut-off Date     Cut-off Date        Gross    Remaining    Combined
Mortgage                                           Mortgage        Principal        Principal     Interest         Term    Original
Rates (%)                                             Loans          Balance          Balance         Rate     (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                      1,010     $138,625,675            45.22%       8.121%         342       77.21%
4.001% - 4.500%                                           1           70,780             0.02        4.390          354       80.00
4.501% - 5.000%                                          14        3,060,839             1.00        4.992          355       72.16
5.001% - 5.500%                                          70       17,365,865             5.66        5.296          355       75.11
5.501% - 6.000%                                          37       19,254,919             6.28        5.842          355       76.12
6.001% - 6.500%                                          40       20,701,356             6.75        6.344          355       76.50
6.501% - 7.000%                                          80       38,084,595            12.42        6.838          355       79.85
7.001% - 7.500%                                          60       27,042,258             8.82        7.327          355       77.00
7.501% - 8.000%                                          40       16,012,889             5.22        7.814          355       80.86
8.001% - 8.500%                                          28        9,818,214             3.20        8.239          355       74.03
8.501% - 9.000%                                          32       12,132,764             3.96        8.828          355       76.50
9.001% - 9.500%                                          11        2,114,750             0.69        9.268          355       80.71
9.501% - 10.000%                                          9        1,026,506             0.33        9.812          355       78.91
10.001% - 10.500%                                         2          133,720             0.04       10.317          355       74.77
10.501% - 11.000%                                         5          368,060             0.12       10.677          354       79.02
11.001% - 11.500%                                         2          602,467             0.20       11.469          355       62.00
11.501% - 12.000%                                         1           81,603             0.03       11.950          354       75.00
12.501% - 13.000%                                         1           71,390             0.02       12.600          354       65.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                1,443     $306,568,648           100.00%       7.478%         349       77.29%
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.390%
Maximum: 12.600%
Non-Zero Weighted Average: 6.947%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
Range                                                                            Loan Pool by     Weighted     Weighted    Weighted
of                                                                 Aggregate        Aggregate      Average      Average     Average
Maximum                                           Number of     Cut-off Date     Cut-off Date        Gross    Remaining    Combined
Mortgage                                           Mortgage        Principal        Principal     Interest         Term    Original
Rates (%)                                             Loans          Balance          Balance         Rate     (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                      1,010     $138,625,675            45.22%       8.121%         342       77.21%
10.001% - 10.500%                                         1           70,780             0.02        4.390          354       80.00
10.501% - 11.000%                                        14        3,060,839             1.00        4.992          355       72.16
11.001% - 11.500%                                        70       17,365,865             5.66        5.296          355       75.11
11.501% - 12.000%                                        34       16,822,857             5.49        5.843          355       76.25
12.001% - 12.500%                                        38       19,933,560             6.50        6.350          355       76.20
12.501% - 13.000%                                        79       37,583,325            12.26        6.778          355       80.34
13.001% - 13.500%                                        60       26,851,710             8.76        7.296          355       77.06
13.501% - 14.000%                                        42       17,984,073             5.87        7.643          355       78.79
14.001% - 14.500%                                        29       10,221,902             3.33        8.157          355       74.92
14.501% - 15.000%                                        31       11,709,823             3.82        8.748          355       78.54
15.001% - 15.500%                                        12        2,669,405             0.87        9.031          355       78.49
15.501% - 16.000%                                        12        2,411,595             0.79        9.231          354       71.22
16.001% - 16.500%                                         2          133,720             0.04       10.317          355       74.77
16.501% - 17.000%                                         5          368,060             0.12       10.677          354       79.02
17.001% - 17.500%                                         2          602,467             0.20       11.469          355       62.00
17.501% - 18.000%                                         1           81,603             0.03       11.950          354       75.00
18.501% - 19.000%                                         1           71,390             0.02       12.600          354       65.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                1,443     $306,568,648           100.00%       7.478%         349       77.29%
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 10.390%
Maximum: 18.600%
Non-Zero Weighted Average: 13.007%


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever.
Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------

BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-OP1
Group 2
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
                                                                                 Loan Pool by     Weighted     Weighted    Weighted
                                                                   Aggregate        Aggregate      Average      Average     Average
                                                  Number of     Cut-off Date     Cut-off Date        Gross    Remaining    Combined
                                                   Mortgage        Principal        Principal     Interest         Term    Original
Initial Cap (%)                                       Loans          Balance          Balance         Rate     (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                      1,010     $138,625,675            45.22%       8.121%         342       77.21%
1.000%                                                    2        1,061,890             0.35        6.701          355       80.00
2.000%                                                    8        5,799,850             1.89        6.824          353       72.92
3.000%                                                  423      161,081,234            52.54        6.954          355       77.50
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                1,443     $306,568,648           100.00%       7.478%         349       77.29%
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.953%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
                                                                                 Loan Pool by     Weighted     Weighted    Weighted
                                                                   Aggregate        Aggregate      Average      Average     Average
                                                  Number of     Cut-off Date     Cut-off Date        Gross    Remaining    Combined
Periodic                                           Mortgage        Principal        Principal     Interest         Term    Original
Cap (%)                                               Loans          Balance          Balance         Rate     (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                      1,010     $138,625,675            45.22%       8.121%         342       77.21%
1.000%                                                  421      161,933,986            52.82        6.943          355       77.42
1.500%                                                    9        4,438,531             1.45        7.094          354       77.10
2.000%                                                    3        1,570,457             0.51        6.977          354       71.88
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                1,443     $306,568,648           100.00%       7.478%         349       77.29%
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000%
Maximum: 2.000%
Non-Zero Weighted Average: 1.023%



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
                                                                                 Loan Pool by     Weighted     Weighted    Weighted
Next                                                               Aggregate        Aggregate      Average      Average     Average
Rate                                              Number of     Cut-off Date     Cut-off Date        Gross    Remaining    Combined
Adjustment                                         Mortgage        Principal        Principal     Interest         Term    Original
Date                                                  Loans          Balance          Balance         Rate     (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                      1,010     $138,625,675            45.22%       8.121%         342       77.21%
April 2005                                                1          697,090             0.23        6.990          355       80.00
June 2006                                                 1          166,627             0.05        7.400          351       80.00
July 2006                                                 1          528,076             0.17        7.990          352       90.00
August 2006                                              12        6,935,245             2.26        7.026          353       72.01
September 2006                                           79       27,134,547             8.85        7.071          354       77.07
October 2006                                            240       93,131,121            30.38        6.827          355       77.18
November 2006                                            69       26,002,192             8.48        7.476          356       77.91
December 2006                                             1          396,000             0.13        7.150          357       90.00
August 2007                                               1           57,413             0.02        9.900          353       80.00
September 2007                                            9        4,561,833             1.49        6.281          354       82.16
October 2007                                             17        6,901,785             2.25        6.464          355       78.53
November 2007                                             2        1,431,044             0.47        6.299          356       79.39
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                1,443     $306,568,648           100.00%       7.478%         349       77.29%
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2006-10-23


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever.
Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------

BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-OP1
Group 2
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
                                                                                 Loan Pool by     Weighted     Weighted    Weighted
                                                                   Aggregate        Aggregate      Average      Average     Average
                                                  Number of     Cut-off Date     Cut-off Date        Gross    Remaining    Combined
Geographical                                       Mortgage        Principal        Principal     Interest         Term    Original
Distribution                                          Loans          Balance          Balance         Rate     (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
California                                              365     $120,245,838            39.22%       7.069%         352       76.00%
New York                                                182       44,810,777            14.62        7.250          347       74.64
Massachusetts                                            82       22,105,682             7.21        7.144          354       77.52
New Jersey                                               58       15,345,696             5.01        7.907          348       72.38
Texas                                                   122       13,740,856             4.48        8.549          329       76.77
Florida                                                  91       12,305,556             4.01        8.124          346       79.15
Virginia                                                 43        9,218,639             3.01        7.868          352       83.58
Rhode Island                                             24        5,874,887             1.92        6.652          352       74.77
Pennsylvania                                             49        5,092,891             1.66        8.087          343       82.25
Maryland                                                 31        5,071,024             1.65        8.552          353       79.64
Connecticut                                              21        4,432,520             1.45        7.459          355       83.61
Other                                                   375       48,324,281            15.76        8.107          345       81.88
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                1,443     $306,568,648           100.00%       7.478%         349       77.29%
-----------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 45


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
                                                                                 Loan Pool by     Weighted     Weighted    Weighted
                                                                   Aggregate        Aggregate      Average      Average     Average
                                                  Number of     Cut-off Date     Cut-off Date        Gross    Remaining    Combined
                                                   Mortgage        Principal        Principal     Interest         Term    Original
Occupancy                                             Loans          Balance          Balance         Rate     (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Primary                                               1,382     $290,777,201            94.85%       7.468%         349       77.37%
Investment                                               44        9,544,769             3.11        8.100          351       79.09
Second Home                                              17        6,246,678             2.04        7.015          355       71.18
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                1,443     $306,568,648           100.00%       7.478%         349       77.29%
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
                                                                                 Loan Pool by     Weighted     Weighted    Weighted
                                                                   Aggregate        Aggregate      Average      Average     Average
                                                  Number of     Cut-off Date     Cut-off Date        Gross    Remaining    Combined
Property                                           Mortgage        Principal        Principal     Interest         Term    Original
Types                                                 Loans          Balance          Balance         Rate     (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                               1,186     $239,269,709            78.05%       7.518%         348       77.05%
Planned Unit Development                                 95       27,683,068             9.03        7.200          354       79.15
2-4 Family                                               92       27,178,061             8.87        7.266          353       76.62
Condo                                                    54       11,017,199             3.59        7.658          350       79.28
Manufactured Housing                                     16        1,420,610             0.46        8.882          339       79.04
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                1,443     $306,568,648           100.00%       7.478%         349       77.29%
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
                                                                                 Loan Pool by     Weighted     Weighted    Weighted
                                                                   Aggregate        Aggregate      Average      Average     Average
                                                  Number of     Cut-off Date     Cut-off Date        Gross    Remaining    Combined
Loan                                               Mortgage        Principal        Principal     Interest         Term    Original
Purpose                                               Loans          Balance          Balance         Rate     (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                     999     $210,143,483            68.55%       7.453%         347       74.98%
Purchase                                                324       72,880,846            23.77        7.399          354       83.00
Refinance - Rate Term                                   120       23,544,318             7.68        7.951          350       80.31
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                1,443     $306,568,648           100.00%       7.478%         349       77.29%
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever.
Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------

BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-OP1
Group 2
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
                                                                                 Loan Pool by     Weighted     Weighted    Weighted
                                                                   Aggregate        Aggregate      Average      Average     Average
                                                  Number of     Cut-off Date     Cut-off Date        Gross    Remaining    Combined
Documentation                                      Mortgage        Principal        Principal     Interest         Term    Original
Level                                                 Loans          Balance          Balance         Rate     (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation                                    1,019     $189,122,385            61.69%       7.509%         348       78.85%
Stated Documentation                                    409      111,557,607            36.39        7.424          351       75.06
Lite Documentation                                       11        3,649,461             1.19        7.847          355       68.68
No Documentation                                          4        2,239,195             0.73        6.960          355       71.18
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                1,443     $306,568,648           100.00%       7.478%         349       77.29%
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
                                                                                 Loan Pool by     Weighted     Weighted    Weighted
Original                                                           Aggregate        Aggregate      Average      Average     Average
Prepayment                                        Number of     Cut-off Date     Cut-off Date        Gross    Remaining    Combined
Penalty                                            Mortgage        Principal        Principal     Interest         Term    Original
Term (months)                                         Loans          Balance          Balance         Rate     (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
  0                                                     373      $66,288,039            21.62%       7.919%         345       77.31%
 12                                                     136       32,515,429            10.61        7.323          347       72.75
 24                                                     348      122,659,835            40.01        6.955          355       77.74
 36                                                     586       85,105,344            27.76        7.948          344       78.37
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                1,443     $306,568,648           100.00%       7.478%         349       77.29%
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 27


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
                                                                                 Loan Pool by     Weighted     Weighted    Weighted
                                                                   Aggregate        Aggregate      Average      Average     Average
                                                  Number of     Cut-off Date     Cut-off Date        Gross    Remaining    Combined
Lien                                               Mortgage        Principal        Principal     Interest         Term    Original
Position                                              Loans          Balance          Balance         Rate     (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
1st Lien                                              1,274     $294,339,860            96.01%       7.346%         350       77.11%
2nd Lien                                                169       12,228,788             3.99       10.660          331       81.84
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                1,443     $306,568,648           100.00%       7.478%         349       77.29%
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-OP1
Group 2
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Mortgage
                                                                                 Loan Pool by     Weighted     Weighted    Weighted
                                                                   Aggregate        Aggregate      Average      Average     Average
                                                  Number of     Cut-off Date     Cut-off Date        Gross    Remaining    Combined
FICO                                               Mortgage        Principal        Principal     Interest         Term    Original
Score                                                 Loans          Balance          Balance         Rate     (months)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
N/A                                                      49       $5,146,774             1.68%       8.717%         351       68.87%
500 - 500                                                 1          219,513             0.07        8.990          356       80.00
501 - 520                                               108       19,298,037             6.29        8.430          347       72.20
521 - 540                                               128       21,444,377             6.99        8.651          344       69.89
541 - 560                                               148       25,185,248             8.22        8.228          345       73.95
561 - 580                                               178       31,339,703            10.22        7.969          348       71.93
581 - 600                                               193       37,049,376            12.09        7.810          349       78.51
601 - 620                                               195       38,164,840            12.45        7.511          347       79.73
621 - 640                                               135       36,350,947            11.86        7.037          351       80.47
641 - 660                                               109       32,241,339            10.52        6.720          349       81.33
661 - 680                                                72       21,508,344             7.02        6.554          351       79.92
681 - 700                                                50       14,289,911             4.66        6.484          354       78.18
701 - 720                                                33        9,928,650             3.24        6.455          351       81.63
721 - 740                                                20        5,843,529             1.91        6.603          353       83.16
741 - 760                                                15        5,442,871             1.78        6.616          354       77.41
761 - 780                                                 5        1,739,018             0.57        6.183          355       83.87
781 - 800                                                 3        1,271,581             0.41        6.463          355       83.30
801 >=                                                    1          104,591             0.03        8.250          354      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                1,443     $306,568,648           100.00%       7.478%         349       77.29%
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Non-Zero Minimum: 500
Maximum: 811
Non-Zero Weighted Average: 611


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The information contained in the attached Computational Materials, Structural
Term Sheet, or Collateral Term Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever.
Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
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BARCLAYS CAPITAL